DEF 14A 1 ddef14a.htm DEFINITIVE NOTICE & PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

POWERWAVE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 2, 2010

To Our Shareholders:

The Annual Meeting of Shareholders of Powerwave Technologies, Inc. (the “Company”) will be held at the offices of the Company located at 1801 E. St. Andrew Place, Santa Ana, CA 92705, on November 2, 2010 at 10:00 a.m., Pacific Time, for the following purposes:

1.	To elect seven directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2.
To approve the adoption of the Company’s 2010 Omnibus Incentive Plan, which authorizes the issuance of a variety of equity awards, including stock options, restricted stock awards, stock appreciation rights, restricted stock unit awards as well as cash performance awards;

3.
To approve an amendment to the Company’s Extended and Restated 1996 Employee Stock Purchase Plan which would increase the authorized number of common shares available for issuance under the plan from 1,890,953 shares to 6,890,953 shares;

4.	To ratify the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for fiscal year 2010; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote for each of the seven nominees for director, for the approval of the 2010 Omnibus Incentive Plan, for the amendment to the Extended and Restated 1996 Employee Stock Purchase Plan, and for the ratification of Deloitte & Touche as our independent registered public accounting firm for fiscal year 2010.  Only shareholders of record at the close of business on September 17, 2010 are entitled to notice of and to vote at the Annual Meeting.

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by sending you the enclosed set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy materials on the Internet.

All shareholders are urged to attend the Annual Meeting in person or by proxy.  YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.  (BENEFICIAL OWNERS MAY VOTE OVER THE INTERNET, BY TELEPHONE, OR BY MAILING THE ENCLOSED VOTING INSTRUCTIONS.)  For specific instructions on voting, please refer to the instructions on your enclosed proxy card.  The proxy is revocable and will not affect your right to vote in person in the event you attend the Annual Meeting.  You may revoke your proxy at any time before it is voted.  In addition, if you plan to attend the Annual Meeting in person, please check the appropriate box so that we can ensure we have proper accommodations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on November 2, 2010.

This Proxy Statement and our Annual Report to Shareholders for the fiscal year 2009 are available online at http://www.powerwave.com/ir/.

By Order of the Board of Directors Kevin T. Michaels Chief Financial Officer and Secretary

Santa Ana, California September 27, 2010

ABOUT THE ANNUAL MEETING	1

What is the purpose of the Annual Meeting?	1
Why am I receiving these proxy materials?	1
What proposals will be voted on at the Annual Meeting?	1
Who is entitled to vote at the Annual Meeting?	2
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	2
How can I vote my shares in person at the Annual Meeting?	2
How can I vote my shares without attending the Annual Meeting?	2
Can I change my vote?	2
Who can attend the Annual Meeting?	3
What are the Board’s voting recommendations?	3
What vote is required to approve each proposal?	3
What does it mean if I receive more than one proxy or voting instruction card?	3
Where can I find the voting results of the Annual Meeting?	3
What happens if additional proposals are presented at the Annual Meeting?	4
What is the quorum requirement for the Annual Meeting?	4
Who will count the vote?	4
Is my vote confidential?	4
Who will bear the cost of soliciting votes for the Annual Meeting?	4
May I submit a proposal for inclusion in the Proxy Statement for next year's Annual Meeting of Shareholders or nominate individuals to serve as directors?	4
What Directions Should I Follow to Attend the Annual Meeting?	4

SECURITY OWNERSHIP	5

Principal stockholders	5
Security Ownership of Directors and Executive Officers	6
Section 16(a) Beneficial Ownership Reporting Compliance	7

PROPOSAL 1 – ELECTION OF DIRECTORS	8

EXECUTIVE COMPENSATION	16

PROPOSAL 2 - APPROVAL OF THE COMPANY’S 2010 OMNIBUS INCENTIVE PLAN	30

Summary of the Plan	30
Federal Income Tax Consequences	34
New Plan Benefits	34
Equity Compensation Plan Information	34

PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 1,890,953 TO 6,890,953	35

Summary of the ESPP	35
New Plan Benefits	37

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

ANNUAL REPORT	38

POWERWAVE TECHNOLOGIES, INC.
1801 E. St. Andrew Place
Santa Ana, California 92705
_______________________________

PROXY STATEMENT
_______________________________

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Powerwave Technologies, Inc. (the “Company” or “Powerwave”) for use in connection with the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on November 2, 2010, beginning at 10:00 a.m., Pacific Time, at the offices of Powerwave located at 1801 E. St. Andrew Place, Santa Ana, CA 92705, and at any and all adjournments or postponements thereof.  This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about September 27, 2010.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice of the Annual Meeting of Shareholders included as part of this Proxy Statement, including the election of seven directors, the approval of the Company’s 2010 Omnibus Incentive Plan, the approval of an amendment to the Extended and Restated 1996 Employee Stock Purchase Plan (the “ESPP”), and the ratification of the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent auditors.  In addition, management will be available to respond to questions from shareholders.

Why am I receiving these proxy materials?

The Board is providing these proxy materials for you in connection with our Annual Meeting, which will take place on November 2, 2010.  Shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.  If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each proxy card so that all of your shares will be represented at the Annual Meeting.  We are delivering multiple Proxy Statements and Annual Reports to multiple shareholders sharing an address unless we have received contrary instructions from one or more of such shareholders.  If you are a shareholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or if you would like to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to Powerwave Technologies, Inc., Attention Corporate Secretary at the address noted above or call us at (714) 466-1000.

What proposals will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

•	the election of seven directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

•	the approval of the adoption of the 2010 Omnibus Incentive Plan (the “Plan”);

•	the approval of an amendment to the ESPP which increases the authorized number of common shares available for issuance under the ESPP from 1,890,953 shares to 6,890,953 shares; and

•	the ratification of the appointment of Deloitte & Touche as Powerwave’s independent registered public accounting firm for fiscal year 2010.

Who is entitled to vote at the Annual Meeting?

The common stock of the Company (“Common Stock”) constitutes the only class of securities entitled to notice of, to attend and to vote at the Annual Meeting. Only shareholders of record at the close of business on September 17, 2010, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting.  As of September 17, 2010 (the “Record Date”), there were 133,121,463 shares of Common Stock issued and outstanding.  If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.  Each outstanding share of Common Stock will be entitled to one vote on each matter.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most shareholders of Powerwave hold their shares through a broker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Limited, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Powerwave.   As the shareholder of record, you have the right to grant your voting proxy directly to Powerwave or to vote in person at the Annual Meeting.  We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record.  As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares. The voting instruction card provides various alternative voting methods, such as via the Internet, by telephone or by mail.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting.  If you choose to do so, please bring the enclosed proxy card and proof of identification.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.  Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares in person.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting.  You may vote your directly held shares by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee following the instructions on the form included with this Proxy Statement.

Can I change my vote?

You may change your proxy instructions at any time prior to the vote at the Annual Meeting.  For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically request that such proxy be revoked.  For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker, bank or other nominee.

Who can attend the Annual Meeting?

Each of the Company’s shareholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.  Cameras, recording devices and other electronic devices are not permitted at the Annual Meeting.  YOUR VOTE IS VERY IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.  For specific instructions on voting, please refer to the instructions on your proxy card or the voting instruction card.

What are the Board’s voting recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board unanimously recommends a vote:

•	FOR the election of the nominated slate of seven directors (see Proposal 1);

•	FOR approval of the adoption of the 2010 Omnibus Incentive Plan (See Proposal 2);

•	FOR approval of the amendment to the ESPP which increases the authorized number of common shares available for issuance under the ESPP from 1,890,953 shares to 6,890,953 shares (see Proposal 3); and

•	FOR ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for fiscal year 2010 (see Proposal 4).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?

Election of Directors

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors, so the seven director nominees with the most votes will be elected. A properly executed proxy marked ‘‘WITHHOLD AUTHORITY’’ with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Other Items

For the approval of the 2010 Omnibus Incentive Plan, approval of the amendment to the ESPP, and the ratification of the appointment of Deloitte & Touche, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. A properly executed proxy marked ‘‘ABSTAIN’’ with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. If you hold your shares in street name through a broker or other nominee, and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”

Broker Non-Votes

Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner, and voting instructions are not given. If you hold your shares through a broker, bank or other nominee, it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1).  In the past, if you held your shares through a broker, bank or other nominee and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.

However, recent changes in the regulations applicable to brokers, dealers and other nominees have resulted in such parties having no authority to vote on the election of directors absent instructions from beneficial owners. Your bank, broker or other nominee will, however, continue to have discretion to vote any uninstructed shares on the ratification of Deloitte & Touche as the Company’s independent registered public accounting firm (Proposal 4). Shares represented by “broker non-votes” will be counted in determining whether there is a quorum. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered under different names or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the Annual Meeting?

Powerwave will announce preliminary voting results at the Annual Meeting and file a Current Report on Form 8-K with the Securities and Exchange Commission with voting results by November 5, 2010.

What happens if additional proposals are presented at the Annual Meeting?

Other than the four proposals described in this Proxy Statement, we do not expect any other matters will be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ronald J. Buschur, Powerwave's President and Chief Executive Officer, and Kevin T. Michaels, Powerwave's Chief Financial Officer and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.  If for any unforeseen reason any of Powerwave's seven director nominees are not available to serve as director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is the quorum requirement for the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. Based on the number of shares outstanding on the Record Date of 133,121,463, a total of 66,560,732 shares will constitute a quorum for purposes of this Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting.

Who will count the vote?

A representative of Computershare Limited, Powerwave's transfer agent, will tabulate the votes and either a representative of Computershare Limited or an officer of Powerwave will act as the Inspector of Elections.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Powerwave or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board.  Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to Powerwave's management.

Who will bear the cost of soliciting votes for the Annual Meeting?

Powerwave will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.  We have retained the services of MacKenzie Partners, Inc. (“MacKenzie”) to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. We estimate that we will pay MacKenzie $6,000 for its services, plus out of pocket expenses.  We will also reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

May I submit a proposal for inclusion in the Proxy Statement for next year's Annual Meeting of Shareholders or nominate individuals to serve as directors?

Any shareholders desiring to submit a proposal for inclusion in the Proxy Statement for next year’s Annual Meeting of Shareholders to be held in 2011 should arrange for such proposal to be delivered to the Secretary of Powerwave at its principal place of business no later than May 28, 2011 in order to be considered for inclusion in that Proxy Statement.  Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), rules and regulations of the SEC and other laws and regulations, as well as our bylaws, to which interested persons should refer.  We currently anticipate that our next Annual Meeting will be held in August 2011.

Under Rule 14a-4 as promulgated under the Exchange Act, Powerwave will be allowed to use its discretionary voting authority when the proposal is raised at any Annual Meeting, without any discussion of the matter in the Proxy Statement for that meeting, in two situations:  (i) if a proponent of a proposal fails to notify Powerwave at least 45 days prior to the current year's anniversary of the date of the mailing of the prior year's Proxy Statement, or (ii) if the date of the Annual Meeting has changed by more than 30 days from the prior year and if notice of the proposal is not received by the Company within a reasonable period of time before Powerwave mails the Proxy Statement for the current year.

What Directions Should I Follow to Attend the Annual Meeting?

The Annual Meeting will be held at the offices of Powerwave located at 1801 E. St. Andrew Place, Santa Ana, CA 92705, on November 2, 2010 at 10:00 a.m., Pacific Time.  Our offices are located off of the 55 freeway between the 5 and 405 freeways in Orange County.  Take the Edinger exit and head west.  Turn left on Ritchey and then right on E. St. Andrew Place.  Our offices are located on the right hand side of the street.  Please park in the visitor parking lot.

SECURITY OWNERSHIP

Principal stockholders

Based on a review of Schedule 13G filings with the SEC, the following shareholders own more than 5% of the outstanding shares of Powerwave Common Stock as of September 17, 2010:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Outstanding (1)
BlackRock Inc. 40 East 52nd Street New York, NY 10022	7,736,212	(2)	5.8%
Artis Capital Management LP Artis Capital Management, Inc. Stuart L. Peterson One Market Plaza Steuart St. Tower Suite 2700 San Francisco, CA 94105	33,234,943	(3)	25.0%
Artis Partners 2X Ltd. c/o Goldman Sachs Administration Services Gardenia Court, Suite 3307 45 Market Street Camana Bay, P.O. Box 896 KY1-1103, Cayman Islands	14,097,455	(4)	11.1%
Artis Partners 2X (Institutional) LP c/o Goldman Sachs Administration Services Gardenia Court, Suite 3307 45 Market Street Camana Bay, P.O. Box 896 KY1-1103, Cayman Islands	7,396,793	(5)	5.6%
Paradigm Capital Management Nine Elk Street Albany, NY 12207	7,147,887	(6)	5.4%
Ramius Advisors, LLC Ramius LLC Cowen Group, Inc. RCG Holdings LLC C4S & Co., LLC Peter A. Cohen Morgan B. Stark Thomas W. Strauss Jeffrey M. Solomon c/o Ramius LLC 599 Lexington Avenue, 20th Floor New York, NY 10022	9,508,781	(7)	7.1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days of September 17, 2010, and shares of Common Stock subject to our outstanding 1.875% convertible notes due November 2024 and our outstanding 3.875% convertible notes due October 2027 and our outstanding 1.875% senior subordinated notes due November 2024 currently convertible, or convertible within 60 days of September 17, 2010, are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible notes, but are not deemed outstanding for computing the percentage of any other person.  As of September 17, 2010 the Company had a total of 133,121,463 shares of Common Stock issued and outstanding.  Except as indicated by footnote and subject to community property laws where applicable, to the knowledge of the Company, the companies and persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them.

(2)	Based on a Schedule 13G dated January 20, 2010 filed with the SEC. The Schedule 13G states that BlackRock Inc. has sole voting and sole dispositive power with respect to 7,736,212 shares.

(3)
Based on a Schedule 13G dated July 16, 2010 filed with the SEC.  The 13G states that Artis Capital Management LP, Artis Capital Management, Inc. and Stuart L. Peterson have shared voting and shared dispositive power with respect to these shares.  Artis Capital Management LP is a registered investment adviser and is the investment adviser of funds, including Artis Partners 2X Ltd and Artis Partners 2X (Institutional) L.P., that hold the shares for the benefit of investors in those funds.  Artis Capital Management, Inc. is the general partner of Artis Capital Management LP.  Mr. Peterson is the president of Artis Capital Management, Inc. and the controlling owner of Artis Capital Management LP and Artis Capital Management, Inc.  Each of Artis Capital Management LP, Artis Capital Management, Inc. and Mr. Peterson disclaims beneficial ownership of these shares, except to the extent of their respective pecuniary interest therein.

(4)
Based on a Schedule 13G dated July 16, 2010 filed with the SEC and a Form 4 dated September 16, 2010 filed with the SEC.  These shares are included in the shares described in footnote (3) above.  Artis Partners 2X Ltd. is an investment fund, the investment adviser of which is Artis Capital Management LP.  Artis Partners 2X Ltd. disclaims beneficial ownership of the shares reported in this table.

(5)
Based on a Schedule 13G dated July 16, 2010 filed with the SEC.  These shares are included in the shares described in footnote (3) above. Artis Partners 2X (Institutional) L.P. is an investment fund; the investment adviser of which is Artis Capital management, L.P. Artis Partners 2X (Institutional) disclaims beneficial ownership of the shares reported in this table.

(6)
Based on a Schedule 13G dated February 11, 2010 filed with the SEC.  The Schedule 13G states the Paradigm Capital Management, an investment advisor, has sole voting and sole dispositive power with respect to 7,147,887 shares.

(7)
Based on a Schedule 13G dated March 19, 2010 filed with the SEC.  The Schedule 13G states that Ramius Advisors, LLC, Ramius LLC, Cowen Group, Inc., RCG Holdings, LLC, C4S & Co., LLC, Peter Cohen, Morgan Stark, Thomas Strauss and Jeffrey Solomon have shared voting and shared dispositive power with respect to these shares.  Each of the above persons disclaims beneficial ownership of these shares except to the extent of their respective pecuniary interest therein.

Security Ownership of Directors and Executive Officers

The following table shows the amount of Common Stock beneficially owned (unless otherwise indicated) by our directors, named executive officers and all directors and executive officers as a group.  Except as otherwise indicated, all information is as of September 17, 2010.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percentage of Shares Outstanding (2)
Ronald J. Buschur	1,596,998	(3)	*
Kevin T. Michaels	781,316	(4)	*
J. Marvin MaGee	420,711	(5)	*
Khurram P. Sheikh	401,302	(6)	*
Basem Anshasi	242,188	(7)	*
David L. George	125,000	(8)	*
John L. Clendenin	139,000	(8)	*
Eugene L. Goda	95,000	(8)	*
Ken J. Bradley	88,875	(9)	*
Carl W. Neun	80,000	(8)	*
Moiz M. Beguwala	76,875	(9)	*
All Directors and Executive Officers as a Group (11 persons)	4,047,265	(10)	3%

(1)	Unless otherwise indicated, the business address of each holder is: c/o Powerwave Technologies, Inc. 1801 E. St. Andrew Place, Santa Ana, CA 92705.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days of September 17, 2010, and shares of Common Stock subject to our outstanding 1.875% convertible notes due November 2024 and our outstanding 3.875% convertible notes due October 2027 and our outstanding 1.875% senior subordinated notes due November 2024 currently convertible, or convertible within 60 days of September 17, 2010, are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible notes, but are not deemed outstanding for computing the percentage of any other person.  As of September 17, 2010 the Company had a total of 133,121,463 shares of Common Stock issued and outstanding.  Except as indicated by footnote and subject to community property laws where applicable, to the knowledge of the Company, the companies and persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them.

(3)	Includes options exercisable for 1,318,750 shares within 60 days of September 17, 2010.

(4)	Includes options exercisable for 676,874 shares within 60 days of September 17, 2010.

(5)	Includes options exercisable for 398,750 shares within 60 days of September 17, 2010.

(6)	Includes options exercisable for 312,732 shares within 60 days of September 17, 2010 and 18,750 shares of restricted stock subject to forfeiture.

(7)	Includes options exercisable for 141,352 shares within 60 days of September 17, 2010.

(8)	Includes options exercisable for 55,000 shares within 60 days of September 17, 2010.

(9)	Includes options exercisable for 66,875 shares within 60 days of September 17, 2010.

(10)	Includes options exercisable for 3,202,208 shares within 60 days of September 17, 2010 (see footnotes 3-9).

 *      Represents less than 1% of shares outstanding

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Powerwave’s directors and executive officers, and persons who own more than ten percent of a registered class of Powerwave’s equity securities, to file reports of ownership with the SEC and NASDAQ.  Directors, executive officers and greater than ten percent beneficial owners are required by SEC regulations to furnish Powerwave with copies of all Section 16(a) reports they file.

To Powerwave’s knowledge, based solely on a review of filings with the SEC and written representations by each director and executive officer that no other reports were required, we believe that all of our directors and executive officers have complied with the reporting requirements of Section 16(a) of the Exchange Act during fiscal year 2009.

PROPOSAL 1 – ELECTION OF DIRECTORS

The current term of office of all of Powerwave’s directors expires at the Annual Meeting. The Board of Directors proposes that the following nominees be elected until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The current number of directors fixed by the bylaws of the Company is seven. Each of the following nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The nominees for directors are:

Moiz M. Beguwala, 64, has been a member of Powerwave’s Board of Directors since December 2007. Mr. Beguwala serves as non-executive Chairman of the Board and member of the Compensation Committee of RF Nano, a privately held company engaged in research and development activities in carbon nanotubes and has held such positions since 2009. Mr. Beguwala was Senior Vice President and General Manger of the Wireless Communications business unit of Conexant Systems, Inc. from January 1999 to June 2002 when he retired from Conexant. Prior to Conexant’s spin off from Rockwell International Corporation, Mr. Beguwala served as Vice President and General Manager, Wireless Communications Division, Rockwell Semiconductor Systems, Inc. from October 1998 to December 1998; Vice President and General Manager Personal Computing Division, Rockwell Semiconductor Systems, Inc. from January 1998 to October 1998; and Vice President, Worldwide Sales, Rockwell Semiconductor Systems, Inc. from October 1995 to January 1998. Mr. Beguwala brings to the Board extensive experience with respect to management and sales at technology companies with an emphasis on wireless technologies. In addition, Mr. Beguwala also brings directorial experience serving on the board of directors of Skyworks Solutions, Inc.

Ken J. Bradley, 63, has been a member of Powerwave’s Board of Directors since December 2007.  Mr. Bradley has been President of Lytica Inc. since February 2005, a privately-held company specializing in supply chain management and product lifecycle planning.  From January 2003 through January 2005, Mr. Bradley was the Chief Executive Officer of CoreSim, Inc., a company specializing in advanced systems design analysis.  Prior to CoreSim, Mr. Bradley was with Nortel Networks from 1972 to 2002, most recently as Nortel’s Chief Procurement Officer.  During his 30-year career at Nortel, Mr. Bradley held several national and international executive positions in supply management, operations management and technology development including Vice President, Supplier Strategy; Senior Managing Director, Guandong Nortel Communications Joint Venture in China; and Vice President, China Joint Venture Program.  Mr. Bradley also serves on the Board of Directors of two private companies, SynQor, Inc. and Lytica, Inc.  Mr. Bradley brings to the Board thirty years of experience in key leadership roles in supply chain management and procurement in the wireless telecommunications industry at Nortel Networks.  His supply chain experience at Nortel Networks together with his understanding of the global wireless industry provides insight to Powerwave’s Board and management.

Ronald J. Buschur, 46, became Chief Executive Officer of Powerwave and a member of the Board of Directors in February 2005.  Mr. Buschur joined the Company in June 2001 as Chief Operating Officer.  In May 2004, Mr. Buschur became President of the Company.  Prior to joining the Company, Mr. Buschur held various positions at HMT Technology/Komag, an independent supplier of thin-film disks, including President and Chief Operating Officer from 1999 to 2000, Vice President of Sales, Marketing and Quality Assurance from 1997 to 1999 and Vice President of Quality Assurance from 1994 to 1997.  From 1993 to 1994, Mr. Buschur was Director of Quality at Maxtor, a disk drive company.  Mr. Buschur held various managerial positions at Digital Equipment Corporation, a computer manufacturer from 1987 to 1993.  Mr. Buschur’s knowledge of all aspects of the business combined with his leadership and his extensive experience in operations management at other technology companies, positions him well to serve as Powerwave’s President, Chief Executive Officer and as a director.

John L. Clendenin, 76, was the Lead Director of Powerwave from February 2005 to October 2007.  Mr. Clendenin was non-executive Chairman of the Board of Directors of Powerwave from January 3, 1999 to February 2005 and has been a member of the Board of Directors since May 1998.  Mr. Clendenin is a Chairman Emeritus of BellSouth Corporation, a telecommunications holding company.  He served as Chairman of the Board of BellSouth until December 31, 1997 and as President and Chief Executive Officer from 1984 until his retirement at the end of 1996.  Prior to BellSouth, Mr. Clendenin was President of Southern Bell from April 1981 to December 1983.  Mr. Clendenin brings to the Board extensive knowledge of Powerwave’s operations from his tenure on the Board since 1998 .  In addition, Mr. Clendenin’s extensive management experience in the telecommunications industry enables him to offer a wealth of management experience, business understanding and front-line exposure to many of the issues facing public companies.

David L. George, 57, has been a member of Powerwave's Board of Directors since November 1995.  Since August 2007, he has been President of Prime Radio Products, a privately-held manufacturer of commercial radio accessories for public safety equipment. From January 2005 to August 2007, he served as Executive Vice President Operations of the Land Mobile Division of Vertex Standard Inc., a company that designs, manufactures and sells communications equipment for commercial land mobile, amateur radio and general aviation applications.  From April 2002 to June 2004, Mr. George served as Chief Operating Officer, Chief Technical Officer and President of the Wireless Communications Division of Bizcom U.S.A., Inc., a public company specializing in emergency management software solutions and wireless communications systems.  Prior to joining Bizcom, Mr. George was in private practice providing consulting services to participants in the wireless industry.  From June 2000 to June 2001, he was Executive Vice President of Operations for Securicor Wireless, Inc., a large mobile radio network provider.  Mr. George was the co-founder and served as Executive Vice President and Chief Technical Officer of ComSpace Corporation, formerly known as Unique Technologies, International, L.L.C., a wireless technology development company from February 1994 to June 2000.  From November 1983 to February 1994, Mr. George served as Vice President, Director of Operations, and Commercial Communications Division of Uniden America.  A member of the Institute of Electrical and Electronic Engineers for more than 22 years, he holds several patents relating to wireless technology and networks.  Mr. George brings to the Board extensive knowledge of Powerwave’s operations from his tenure on the Board since 1995.  In addition, Mr. George has over thirty years of experience in engineering and product development in the wireless technology industry, which enables him to be a valuable contributor to Powerwave’s Board of Directors.

Eugene L. Goda, 74, has been a member of Powerwave's Board of Directors since November 1995.  From June 1997 to March 2000, Mr. Goda served as Chairman of the Board, President and Chief Executive Officer of Objectshare Inc., a software company.  From October 1991 to October 1995, Mr. Goda served as Chief Executive Officer of Simulation Sciences, Inc., a software company.  From July 1989 to September 1991, he served as Chief Executive Officer of Meridian Software Systems.  Mr. Goda brings to the Board extensive knowledge of Powerwave’s operations from his tenure on the Board since 1995.  In addition, Mr. Goda’s experience in leadership and management roles at technology companies in the software industry enables him to offer an understanding and front-line exposure to many issues facing public companies.  Mr. Goda is also active in public company director education and has been a board member of the Forum for Corporate Directors since 1995, a non-profit company whose mission is to assist directors and C-level executives to set the highest standards in corporate governance.

Carl W. Neun, 66, has been a member of Powerwave's Board of Directors since February 2000 and was appointed as Chairman of the Board of Directors of Powerwave in October 2007.  From 1993 to January 2000, Mr. Neun was Senior Vice President and Chief Financial Officer of Tektronix, Inc.  From 1987 to 1993, he was Senior Vice President of Administration and Chief Financial Officer of Conner Peripherals, Inc.  Mr. Neun has over ten years of financial experience in key leadership roles at public companies, including thirteen years as a Chief Financial Officer.  Mr. Neun brings extensive financial management experience at technology companies and has been determined to be an “audit committee financial expert” as defined by the regulations promulgated by the Securities and Exchange Commission.  Mr. Neun also brings directorial experience serving on the board of directors of RadiSys Corporation and Plannar Systems, Inc.

Public Company Directorships During Past Five Years

Mr. Beguwala currently serves on the board of directors of one other publicly traded company, Skyworks Solutions, Inc., a manufacturer of analog and mixed signal semiconductors, and has held such position since 2002.

Mr. Bradley currently serves on the board of directors of one other publicly traded company traded company, RadiSys Corporation, a provider of advanced solutions for the communications networking and commercial systems markets, and has held such position since 2003.

Mr. Clendenin currently serves on the board of directors of one other publicly traded company, Acuity Brands, Inc., a provider of lighting related solutions, and has held such position since 2001. Mr. Clendenin previously served on the board of directors at three other publicly traded companies, The Home Depot from 1996 to 2008, The Kroger Co. from 1986 to 2007 and Equifax Incorporated from 1982 to 2008.

Mr. Neun currently serves on the board of directors of two other publicly traded companies, RadiSys Corporation , a provider of advanced solutions for the communications networking and commercial systems markets and Planar System, Inc., a provider of specialty display solutions. Mr. Neun has been a member of the board of directors at RadiSys since 2000 and Planar since 2000.

None of the Company’s other directors currently serve on the board of directors of any public companies.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Director Compensation

Under the Company’s Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board of Directors acting upon the recommendation of the Compensation Committee.  Directors who are also employees of the Company receive no additional compensation for service as a Director.  The following table shows compensation for non-employee directors for fiscal year 2009:

Annual director retainer	$40,000
Annual lead director/chairman retainer	$60,000
Annual audit committee chair (1)	$10,000
Annual compensation committee chair (1)	$7,500
Annual corporate governance and nominating committee chair (1)	$5,000
Annual stock option grant	45,000 shares
Board meeting fees (2)	$1,500
Committee meeting fees (3)	$1,000

(1)	This is in addition to the committee meeting fees.

(2)	This is paid for each Board meeting attended, including telephonic meetings where resolutions were taken.

(3)	This is paid for each committee meeting attended, including telephonic meetings where resolutions were taken.

The Company does not provide retirement benefits to non-employee directors under any current program.

Stock Options

The Company’s 1996 Director Stock Option Plan (the “Director Plan”), as amended, provides that a total of 1,200,000 shares of Common Stock are reserved for issuance under the plan. The term of the Director Plan extends through December 5, 2016. Under the Director Plan, the Board of Directors has the discretion to determine the timing and amount of option grants to directors who are not employees or paid consultants to the Company. It is the current practice of the Board to grant outside directors an option to purchase 45,000 shares upon reelection to the Board of Directors. The option vests in twelve equal monthly installments so that it is fully vested after one year. The Director Plan provides that the exercise price per share of grants issued under the Director Plan shall be equal to 100% of the fair market value of a share of Common Stock on the grant date. All options expire no later than five years after the grant date. As of January 3, 2010, a total of 208,125 options had been exercised under the Director Plan. There were 510,000 options outstanding under the Director Plan as of January 3, 2010 at a weighted average exercise price of $3.02 per share. There were 481,875 shares available for grant under the Director Plan at September 17, 2010.

On August 11, 2009, Messrs. Beguwala, Bradley, Clendenin, George, Goda, and Neun were each granted an option to purchase 45,000 shares of Common Stock at an exercise price of $1.20 per share under the Director Plan in connection with their annual membership on the Board.

For additional information regarding Director compensation, see the Independent Director Compensation table included in the section entitled “Executive Compensation.”

Meetings of the Board of Directors and Meeting Attendance

During the fiscal year ended January 3, 2010, the Board of Directors held five meetings. Each director attended all of the meetings of the Board of Directors and all meetings of the committees on which they served.

Attendance at Annual Meetings

All seven board members as of January 3, 2010 attended the 2009 Annual Meeting.

Corporate Governance Policies and Practices

The following is a summary of our corporate governance policies and practices:


All members of the Board of Directors are independent directors, as defined in the NASDAQ Listing Rules, excluding the Chief Executive Officer.  Independent directors do not receive consulting, legal or other fees from Powerwave other than compensation relating to service on the Board or any committee thereof.

	The independent directors of the Board of Directors meet regularly without the presence of management.


All of our employees, officers and directors are subject to our Code of Business Conduct and Ethics Policy.  The ethics policy meets the requirements of the NASDAQ Listing Rules, as well as the code of ethics requirements of the SEC.

	Directors stand for reelection every year.

	The Board of Director’s current policy is to separate the roles of Chairman of the Board and Chief Executive Officer.

	The Audit, Compensation and Nominating and Corporate Governance Committees consist entirely of independent directors.

	At least annually, the Board of Directors review our business initiatives, capital projects and budget matters.

	The Audit Committee reviews and approves all related-party transactions, if any.


As part of our Code of Business Conduct and Ethics Policy, we have made a “whistleblower” hotline available to all employees for anonymous reporting of financial or other concerns.  The Audit Committee receives directly, without management participation, all hotline activity reports, including complaints on accounting, internal controls or auditing matters.

Board Involvement in Risk Oversight

Our Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve.

The Board approves the Company’s high level goals, strategies and policies to set the tone and direction for appropriate risk taking within the business. The Board and its committees then emphasize this tone and direction in its oversight of management’s implementation of the Company’s goals, strategies and policies.  The Board has delegated oversight for matters involving certain specific areas of risk exposure to its three committees. Each committee reports to the Board of Directors at regularly scheduled Board meetings, and more frequently if appropriate, with respect to the matters and risks for which the committee provides oversight.

The Audit Committee of our Board provides risk oversight, focusing in particular on financial and credit risk, internal controls, the integrity of our financial statements and our financial reporting process. The Audit Committee oversees the management of such risks generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting. The Compensation Committee is responsible primarily for reviewing, approving and evaluating our compensation plans, policies and programs and has responsibility for overseeing the management of risk related to our compensation policies and practices. The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.  The Nominating and Corporate Governance Committee oversees risks related to our corporate governance, including Board and director performance, director succession, director education, and the Company’s Corporate Governance Guidelines.

Code of Ethics

We have adopted a “code of ethics” as defined in Item 406(b) of Regulation S-K that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer.  This code of ethics is designed to comply with the NASDAQ Listing Rules related to codes of conduct.  A copy of our Code of Business Conduct and Ethics Policy is attached as Exhibit 14 to Powerwave’s Form 10-K for the year ended December 28, 2003 that was filed with the SEC on February 13, 2004.  A copy of our Code of Business Conduct and Ethics Policy is also posted on our website under the “Corporate Governance” link at www.powerwave.com/investorrelations.asp and is available upon written request to the Secretary of Powerwave at 1801 E. St. Andrew Place, Santa Ana, California 92705.

Shareholder Communications with the Board of Directors

Our Board of Directors has adopted a formal process by which shareholders may communicate with members of the Board. Shareholders who wish to communicate with the Board may do so by e-mailing comments to boardofdirectors@pwav.com or by sending written communications addressed to:

Board of Directors
Powerwave Technologies, Inc.
1801 E. St. Andrew Place
Santa Ana, California 92705

All communications will be compiled by the Secretary of Powerwave and submitted to the Board or the individual directors on a periodic basis.

Board Leadership Structure

The Company’s Corporate Governance guidelines provide that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons.  Since October 2007, the Board has been led by an independent Non-Executive Chairman.  Our Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate).  The Board believes that this leadership structure has enhanced the Board’s oversight of, and independence from, Company management, the ability of the Board to carry out its roles and responsibilities on behalf of our stockholders, our overall corporate governance compared to our prior combined Chairman/Chief Executive Officer leadership structure which existed from February 2005 through October 2007.

Independent Directors

The Board of Directors, assisted by the Nominating and Corporate Governance Committee, annually assesses the independence status of directors for purposes of Board and Committee memberships. Our corporate governance policies and practices provide that the Audit and Compensation Committees shall be comprised of entirely independent directors, as defined by the NASDAQ Listing Rules. All members of the Board of Directors are independent directors, as defined by the NASDAQ Listing Rules, except Ronald J. Buschur, the Company’s Chief Executive Officer and President. All members of the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are independent as defined by the NASDAQ Listing Rules.

Committees of the Board

The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees.  The following table displays the membership of the various committees.  All committee members served for the entire fiscal year.

Board Committee Membership
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Moiz M. Beguwala	—		
Ken J. Bradley		—	
Ronald J. Buschur	—	—	—
John L. Clendenin		—	C
David L. George	—		
Eugene L. Goda	—	C	
Carl W. Neun	C*	—	

C           Committee Chairman
           Member
*           Audit Committee Financial Expert

Audit Committee and Audit Committee Financial Expert

We have a standing Audit Committee and the current members of this committee are Ken J. Bradley, John L. Clendenin, and Carl W. Neun, all of whom are independent under both Section 10A of the Exchange Act and under the NASDAQ Listing Rules.  The Audit Committee operates pursuant to a written charter.  A copy of our Audit Committee charter is posted on our website under the “Corporate Governance” link at www.powerwave.com/investorrelations.asp. The Board of Directors has determined that Carl W. Neun is an audit committee financial expert as such term is defined in Item 401(d) of Regulation S-K.  For Mr. Neun’s relevant experience, see his biography listed in “Directors” above.  For additional information about the Audit Committee, see the section entitled “Report of the Audit Committee” below. During fiscal year 2009, the Audit Committee held eight meetings.

Compensation Committee

We have a Compensation Committee and the current members of the Compensation Committee are Moiz M. Beguwala, David L. George, and Eugene L. Goda, all of whom are independent under both Section 10A of the Exchange Act and under the NASDAQ Listing Rules. The primary responsibility of the Compensation Committee is to set the compensation of the Chief Executive Officer and to set the compensation of other executive officers of Powerwave based upon the recommendation of the Chief Executive Officer.  The Compensation Committee also reviews management organization, development and significant employee benefit programs.  The Compensation Committee operates pursuant to a written charter.  A copy of our Compensation Committee charter is posted on our website under the “Corporate Governance” link at www.powerwave.com/investorrelations.asp.  For additional information about the Compensation Committee, see the sections entitled “Executive Compensation” and “Report of the Compensation Committee on Executive Compensation” below.  During fiscal year 2009, the Compensation Committee held ten meetings.

Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee that operates pursuant to a written charter and has the exclusive right to recommend candidates for election as directors of the Board. The current members of the Nominating and Corporate Governance Committee are Moiz M. Beguwala, Ken J. Bradley, John L. Clendenin, David L. George, Eugene L. Goda, and Carl W. Neun, all of whom are independent directors under both Section 10A of the Exchange Act and under the NASDAQ Listing Rules.  The primary purposes of the Nominating and Corporate Governance Committee are assisting the Board by identifying and recommending individuals qualified to become Board members and serve as committee members, recommending to the Board corporate governance guidelines and leading the Board in reviewing the effectiveness of its structure and composition. A copy of our Nominating and Corporate Governance Committee Charter is posted on our website under the “Corporate Governance” link at www.powerwave.com/investorrelations.asp. During fiscal year 2009, the Nominating and Corporate Governance Committee held four meetings.  The current slate of director nominees were recommended by the Nominating and Corporate Governance Committee.

Director Nominations

The Company does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Nominating and Corporate Governance Committee strives to nominate Directors with a variety of complimentary skills so that as a group, the Board possesses the appropriate talent, skills, and expertise to oversee the Company’s business.  The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications; including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and having high moral character; however, the committee retains the right to modify these minimum qualifications from time to time. The Nominating and Corporate Governance Committee’s process for identifying and evaluating nominees is as follows:


In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to Powerwave during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with Powerwave during their term.


In the case of new director candidates, the Nominating and Corporate Governance Committee first determines whether the nominee must be independent for NASDAQ purposes.  Determination for independence is based upon the Company’s charter and bylaws, the rules and regulations of the SEC, the NASDAQ Listing Rules, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

In evaluating prospective candidates, the Nominating and Corporate Governance Committee also considers the following general factors:  (1) character, including the reputation for personal integrity; (2) the ability to work well with others; (3) experience that is of particular relevance to the Company; (4) the ability to devote sufficient time to the affairs of the Company and the responsibilities of a director; and (5) business acumen and judgment.

It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders.  Such recommendations should be sent to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, 1801 E. St. Andrew Place, Santa Ana, California 92705.  A recommendation or notice of intention to nominate a director must include the following information for each candidate:  (i) name, age, business and residence address; (ii) principal occupation or employment and, if applicable, a description of all arrangements or understandings between the shareholders and such candidate; (iii) the number of shares of Powerwave Common Stock beneficially owned; and (iv) any other information that is required by law to be disclosed in connection with solicitations of proxies for the election of directors.  The notice/recommendation must also include the name and residence address of the person making the recommendation and a representation as to the number of shares held of record by such person.  The shareholder must also state if they intend to appear in person or by proxy at the meeting to nominate the person specified in the notice.  A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders must submit the notice of intention to make a nomination not less than 45 days nor more than 90 days prior to the meeting, or if Powerwave gives less than 55 days notice or prior public disclosure of the meeting date, the notice of nomination must be received within 10 business days after the meeting date is announced.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based upon whether the candidate was recommended by a shareholder.

Transactions with Related Persons

We have entered into indemnification agreements with our directors and certain executive officers.  Such agreements require Powerwave to indemnify such individuals to the fullest extent permitted by Delaware law.

Since the beginning of fiscal year 2009, there have been no transactions in which the Company was or is a participant in which the amount involved exceeded $120,000 and in which any related person (as that term is defined for purposes of Section 404 (a) of Regulation S-K) had or will have a direct or indirect material interest and there are currently no such proposed transactions.

Review, Approval or Ratification of Transactions with Related Persons

Our policy with regard to transactions with related persons is that all material transactions are to be reviewed by the Audit Committee for any possible conflicts of interest.  In the event of a potential conflict of interest, the Audit Committee will generally evaluate the transaction in terms of the following standards: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms and conditions of the transaction; and (v) the terms available to unrelated parties or the employees generally.  The Audit Committee will then document its findings and conclusion in written minutes.

Report of the Audit Committee

Powerwave management has overall responsibility for Powerwave’s financial reporting process, including the system of internal controls, as well as the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America.  The independent auditors are responsible for performing an independent audit of Powerwave’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.  The independent auditors also review Powerwave’s quarterly condensed consolidated financial statements included on Form 10-Q and advise the Company with regard to accounting principles generally accepted in the United States of America.  The Audit Committee assists our Board of Directors in fulfilling its responsibility to oversee management’s conduct of the Company’s accounting and financial reporting process.  Such assistance includes oversight by the Audit Committee of the integrity of our financial statements and systems of internal accounting and financial controls, the independent auditors’ qualification, independence and performance, and our programs for compliance with our business conduct and conflict of interest policies as established by management and the Board of Directors.  The Audit Committee reports its findings to the Board of Directors.

In addition, subject to ratification by the shareholders, the Audit Committee recommends an independent registered public accounting firm to perform the annual independent audit of Powerwave’s consolidated financial statements and to issue a report thereon; approves the nature of and the fees for both audit and non-audit services provided by the independent auditors prior to the performance of such services; and reviews the scope of work and the reported results of Powerwave’s independent auditors.

The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Audit Committee and ratified by the Board of Directors.  The Audit Committee reviews and reassesses the charter annually and recommends changes to the charter for Board approval.   All members of the Audit Committee qualify as an “independent” director as required by and in compliance with the applicable rules of the SEC and in compliance with the NASDAQ Listing Rules.

As part of fulfilling its responsibilities for overseeing management’s conduct of Powerwave’s financial reporting process for fiscal year 2009, the Audit Committee held eight meetings during fiscal 2009.  The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Powerwave’s independent registered public accounting firm, Deloitte & Touche and their affiliates.  During these meetings, the Audit Committee reviewed and discussed Powerwave’s audited financial statements with management.  Additionally, the Audit Committee discussed with Deloitte & Touche the overall scope and plans for its audit, considered various areas of oversight relating to the financial reporting and audit processes that it determined appropriate, and

	Reviewed and discussed with management and Deloitte & Touche the audited consolidated financial statements contained in Powerwave’s Annual Report on Form 10-K for the year ended January 3, 2010;
	Discussed with Deloitte & Touche the matters required to be discussed under the Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the audit;

	Received written disclosures and the letter from Deloitte & Touche regarding its independence as required by Independence Standards Board Standard No. 1; and


Discussed with Deloitte & Touche the firm’s independence and considered whether the provision of non-audit services by Deloitte & Touche to Powerwave is compatible with maintaining the independence of Deloitte & Touche.

Based upon the review and discussions described above, the Audit Committee concluded that the independence of Deloitte & Touche was not compromised by the provision of non-audit services to Powerwave during fiscal year 2009.  In addition, based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Powerwave’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010, for filing with the SEC.

Members of the Audit Committee:
Carl W. Neun, Chairman
Ken J. Bradley
John L. Clendenin

This report and the information set forth herein shall not be deemed “soliciting material” and nor shall it be deemed filed with the SEC and is not to be incorporated by reference in any filing of Powerwave under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Audit and Non-Audit Fees

The Audit Committee regularly reviews and determines whether specific projects or expenditures with our independent auditors, Deloitte & Touche and their affiliates, potentially affect their independence.  The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by Deloitte & Touche. Pre-approval is generally provided by the Audit Committee for up to one year, is detailed as to the particular service or category of services to be rendered, and is generally subject to a specific budget. The Audit Committee may also pre-approve additional services or specific engagements on a case-by-case basis. Management is required to provide quarterly updates to the Audit Committee regarding the extent of any services provided in accordance with this pre-approval, as well as the cumulative fees for all non-audit services incurred to date.

The following table sets forth the aggregate fees billed to us by Deloitte & Touche for the fiscal years ended January 3, 2010 and December 28, 2008:

	Fiscal Years Ended
	January 3, 2010	December 28, 2008

Audit Fees (1)	$1,597,056	$1,967,796

Audit-Related Fees
Registration statements	—	—
Total audit-related fees	—	—

Tax Fees (2)
Tax compliance	24,626	172,159
Other tax consulting	—	80,016
Total tax fees	24,626	252,175

Total Fees	$1,621,682	$2,219,971

(1)
Includes fees for professional services rendered for the audit of Powerwave’s annual financial statements and review of Powerwave’s annual report on Form 10-K for the fiscal years 2009 and 2008, for the audit of Powerwave’s internal controls over financial reporting for fiscal years 2009 and 2008, and reviews of the financial statements included in Powerwave’s quarterly reports on Form 10-Q for the first three quarters of fiscal 2009 and 2008.

(2)	Includes fees for professional services rendered in fiscal 2009 and 2008, in connection with tax compliance (including U.S. federal and international returns) and tax consulting.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Philosophy and Overview of Compensation

The Compensation Committee of the Board is responsible for establishing Powerwave’s compensation philosophy and policies applicable to executive officers.  Our executive compensation philosophy is designed to:

	Attract, motivate and retain talented executives needed to optimize shareholder value;

	Align the financial interests of our executive officers with those of our shareholders; and

	Provide objective, measurable performance criteria on which to base annual compensation.

We believe that attracting and retaining human talent is a critical element of our ability to achieve our strategic goals.  The labor markets in which we compete for human talent, nationally and locally, are very competitive and to be successful we believe we need to offer compensation programs that are competitive with other telecommunications and technology companies that are competing for the same talent.  In addition, our executive compensation programs are based on the belief that the interests of our executives should be closely aligned with our shareholders.  In support of this belief, a meaningful portion of each executive’s compensation is placed at-risk and is linked to the accomplishment of specific results that are expected to lead to the creation of value for our shareholders from both a short-term and long-term perspective.

Role of the Compensation Committee, Management Involvement in Compensation Decisions

The Compensation Committee has the responsibility of making recommendations to the Board of Directors relating to the compensation paid to our executive officers and non-executive employees. In formulating its recommendations to the Board of Directors, the Compensation Committee reviews a variety of sources of information as described below.

The annual compensation process for non-executive employees usually begins early in the fourth quarter with a presentation by management to the Compensation Committee of a preliminary review of current trends in compensation, and the identification of potential issues regarding the components of the compensation paid to non-executive employees.  As part of this process, the human resources department reviews several independent compensation surveys, such as Radford and Mercer’s Global Salary Planning Reports regarding market pay practices in the geographic areas where Powerwave has employees.  Prior to the end of the fourth quarter, generally in November or December, based upon input from management and these independent compensation surveys, the Compensation Committee approves a salary increase budget and percentage increase guidelines for Powerwave’s non-executive employees for the upcoming year.

The Compensation Committee typically determines each executive’s target total annual cash compensation (base salary and cash bonus) and target total compensation (base salary, cash bonus and long-term equity incentive awards) after reviewing similar information from a group of peer companies in the communications technology industry.  This review usually occurs in the first quarter of each year and base salary adjustments are effective as of April 1 of each year.

The Compensation Committee uses the benchmarking data to compare Powerwave’s compensation levels to market compensation levels, taking into consideration the other companies’ size, industry, as well as the individual executive’s level of responsibility.

For fiscal year 2009, the following companies were included in our comparison peer group for executive compensation purposes:

•	ADC Telecommunications, Inc.

•	Adtran, Inc.

•	Anaren, Inc.

•	Arris Group, Inc.

•	Aviat Networks, Inc.

•	Commscope Inc.

•	Comtech Telecommunications Corporation

•	CTS Corporation

•	EMS Technologies, Inc.

•	Extreme Networks, Inc.

•	Emulex Corporation

•	Harmonic, Inc.

•	Hittite Microwave Corporation

•	MRV Communications, Inc.

•	ViaSat, Inc.

The peer group companies when selected were U.S.-based communications technology companies with a market capitalization of $1 billion or less, which reflects both the market for executive talent as well as for market investment.  Peer group data is gathered with respect to base salary, total annual cash compensation and target annual equity awards (including stock options and restricted stock).  It does not include deferred compensation benefits or generally available benefits such as health care coverage or 401(k) plan matching contributions.

The Company operates in an industry that has experienced a market slowdown and customer consolidations which have led to increased pricing pressure on the Company, reduced customer demand and a need to reevaluate and reduce operating costs.  In order to attract and retain skilled executives in this challenging environment, and taking into account competition for skilled and experienced executives, the Compensation Committee’s practice is to target base salaries, total cash compensation, and equity compensation at the 75th percentile of the peer companies.  The Compensation Committee retains the discretion to deviate from the peer company data to take into account factors such as the Company’s performance, an executive’s performance and experience and the scope of an executive’s position and responsibilities.  Accordingly, the 75th percentile of the base salaries, total cash compensation and equity compensation paid by our peer group companies is the starting point in the determination of the compensation to be paid to our executive officers, but we do not rely solely on such benchmarks in establishing the compensation package paid to each executive officer.

In the first quarter of each year, the Chief Executive Officer makes recommendations to the Compensation Committee for base salary, bonus award adjustments and equity awards for executives, excluding the Chief Executive Officer.  Following a review of the recommendations of the Chief Executive Officer, the performance of the Company, the performance of the executives during the prior year, and the comparative data mentioned above, the Compensation Committee, then approves compensation adjustments of each executive officer.  The Compensation Committee reviews the Chief Executive Officer’s performance during the prior year versus various financial and subjective performance measures, the Company’s overall performance and the independent salary and competitive data as mentioned above in order to determine any adjustment with regard to the Chief Executive Officer’s base salary and bonus.

The Compensation Committee typically meets four or more times a year. In 2009, the Compensation Committee had ten meetings. The Company’s Chief Executive Officer, Chairman of the Board and Vice President, Human Resources are typically present at Compensation Committee meetings. Members of management, including the Chief Executive Officer, are not present during deliberations of the Compensation Committee or the Board of Directors with respect to their own individual compensation.

The Compensation Committee has not adopted any formal policies or targets for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee reviews information from a variety of sources, including input from an independent compensation consultant, and relies on the collective experience of its members in determining the appropriate level and mix of incentive compensation.  While the elements of compensation are considered separately, the Compensation Committee takes into account the total compensation package afforded by the Company to the individual executive.

Role of Compensation Consultants

The Compensation Committee has the authority to engage its own consultants and other independent advisors to assist in creating and administering Powerwave’s executive compensation policies.  In 2009, Frederic W. Cook and Co., Inc. was engaged by the Compensation Committee to perform a market survey of executive compensation and this firm compiled the peer group information described above.  Frederic W. Cook and Co., Inc. does not perform any additional services for Powerwave other than providing periodic background on the executive compensation market and assisting with compensation planning.  The Compensation Committee meets in executive session with Frederic W. Cook and Co., Inc. with no members of management present periodically throughout the year.

Elements of Executive Compensation

There are three primary components of executive compensation:

•	base salary and annual merit increases to base salary;

•	annual performance-based cash bonuses; and

•	stock options and stock awards.

Base Salary

As described above, the Company generally sets base salaries that it provides to its named executive officers at the 75th percentile of base salaries offered by similarly situated companies based on an assessment of the comparative data described above.  However, individual base salaries may vary from such level based on:

•	Industry experience, knowledge and qualifications, including academic and professional degrees;

•
The salary levels for comparable positions within the telecommunications industry including, in certain cases, the salary being received by an executive officer candidate at such person’s current employer;

•	The base salaries being provided to similarly-titled executive officers at the Company;

•	The Company’s performance and macroeconomic factors; and

•	The complexity or difficulty of the job duties of the executive.

Salaries paid to executive officers are reviewed annually and  proposed adjustments are based upon an assessment of the nature of the position, the Company’s performance, the individual’s contribution to corporate goals and achievements, experience and tenure of the executive officer, comparable market salary data, growth in Powerwave’s size and complexity, and changes in the executive’s responsibilities.  The Compensation Committee approves all changes to executive officers’ salaries.  For 2009, the Chief Executive Officer requested that no increases in base salaries to executives be made due to macro-economic conditions and the Company’s failure to achieve its performance targets described below.  The Compensation Committee agreed with such recommendation and the executive officers did not receive any increase in their base salaries.  In 2008 and 2007, the executive officers did not receive salary increases as well.

Annual Cash Bonus Plan

It is the Compensation Committee’s objective to have a substantial portion of each executive officer’s compensation be contingent upon Powerwave’s short-term financial operating performance.  The purpose of this objective is to directly align the cash incentive awards paid to the executive officers with the positive financial performance of the Company.  The Company generally targets total cash compensation, including base salary and annual cash bonuses, for its named executive officers at the 75th percentile of total cash compensation offered by similarly situated companies based on as assessment of the comparative data described above. In 2009, total cash compensation paid to our executives was below the 75th percentile because no amounts were paid under the annual cash bonus plan. In 2009, Powerwave maintained a cash bonus plan for executive officers of the Company which was intended to provide incentives to our executive officers in the form of cash bonus payments for achieving certain objective performance goals based on quarterly pro-forma earnings before interest, taxes, depreciation and amortization (“EBITDA”).  The performance targets were established at the beginning of the fiscal year on the basis of an annual budget and were approved by the Compensation Committee.  Each executive officer has an annual target bonus amount that is based on a percentage of his or her base salary.  The annual target bonus amounts for our executives for 2009 were as follows:

Name	Percentage of Base Salary	Target Incentive ($)
Ronald J. Buschur	100%	$600,000
J. Marvin MaGee	90%	450,000
Kevin T. Michaels	90%	405,000
Khurram P. Sheikh	80%	340,000
Basem Anshasi	40%	112,000

The above targets vary to reflect the varying responsibilities of the executives and are consistent with the objective of targeting total annual cash compensation at the 75th percentile of similarly situated companies.  If the pro-forma EDBITDA targets are fulfilled for each of the first, second, third and fourth quarters of fiscal year 2009, each executive officer would receive 25% of his or her annual target bonus amount.  For every ten percent a quarterly performance target is exceeded by the Company, the individual quarterly payout is increased by ten percent.  Thirty percent of each executive’s earned quarterly bonus is held back until the end of the year and is payable upon successful completion of the individual’s goals for the year.  In 2009, Powerwave did not meet its quarterly performance targets in any of the four quarters and the executive officers did not receive any bonuses for fiscal year 2009.

The performance targets for fiscal year 2009 were as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Pro-forma EBITDA (1)	$6,000,000	$12,000,000	$16,500,000	$18,000,000

(1)
EBITDA means, with respect to any fiscal period, the consolidated net earnings (or loss) for such period, minus extraordinary gains for such period (such as foreign exchange translation gains or gains on repurchase of debt), plus, for such period, (i) interest expense, (ii) income taxes, (iii) depreciation and amortization, (iv) non-cash stock compensation expense, (v) restructuring and impairment charges and expenses, and (vi) extraordinary losses (such as foreign exchange translation losses), all at the sole discretion of the Board of Directors.  The pro-forma EBITDA also excludes any bonus accrual for such period.

Stock Options and Stock Awards

The Company believes that equity ownership is important to tie a significant portion of our executive officer’s compensation directly to the performance of Powerwave’s Common Stock and shareholder gains, while creating an incentive for sustained growth.  Equity ownership also provides an important executive officer retention tool.  Stock option grant and stock award levels are determined by reference to market data and vary among executive officers based on their position and level of responsibility.  The Company targets equity awards for its named executive officers at the 75th percentile of peer group companies based on an assessment of the comparative data described above.  Although the percentage ownership based on equity grants is at or near the 75th percentile, the grant date fair value of awards to our executive officers was below the 25th percentile of peer group companies. Annual stock option grants and stock awards generally are approved by the Compensation Committee at its regularly scheduled meeting in the third quarter of each year.  The Compensation Committee determines each year if annual grants or stock awards will be made based on a review of competitive market pressures and compensation levels.  The Compensation Committee may decide not to grant stock options or make stock awards in any particular year.  Stock options have an exercise price equal to the closing price of Powerwave’s Common Stock on the date of Compensation Committee approval of the grant.  Options generally vest 25% after 12 months following the grant date with the remaining 75% vesting in equal monthly installments over the next 36 months.  Vesting ceases on termination of employment.  Newly hired executives receive their stock option award on their first day of employment with Powerwave.  Newly promoted executives receive their stock option award on the date the Board of Directors or Compensation Committee approves their promotion.

In February 2009, Powerwave granted Ronald Buschur options to purchase 500,000 shares of common stock.  The options were based on the closing price of Powerwave’s common stock on the date of Compensation Committee approval of the grants.  250,000 shares are subject to time-based vesting over a 4-year period.  Vesting of the other 250,000 shares was tied to Powerwave achieving $1,000,000 in EBITDA (as described below) for the six-month period covering the first and second quarter of 2009 (“Performance Target”).  The Performance Target was fulfilled, and one-fourth of the performance options vested on the one year anniversary of the grant date and the option then vests in 36 equal monthly installments.

In February 2009, Powerwave granted Kevin Michaels options to purchase 250,000 shares of common stock.  The options were based on the closing price of Powerwave’s common stock on the date of Compensation Committee approval of the grants.  125,000 shares are subject to time-based vesting over a 4-year period.  Vesting of the other 125,000 shares was tied to Powerwave achieving the Performance Target.  The Performance Target was fulfilled, and one-fourth of the performance options vested on the one year anniversary of the grant date and the option then vests in 36 equal monthly installments.

In February 2009, Powerwave granted Marvin MaGee options to purchase 400,000 shares of common stock.  The options were based on the closing price of Powerwave’s common stock on the date of Compensation Committee approval of the grants.  200,000 shares are subject to time-based vesting over a 4-year period.  Vesting of the other 200,000 shares was tied to Powerwave achieving the Performance Target.  The Performance Target was fulfilled, and one-fourth of the performance options vested on the one year anniversary of the grant date and the option then vests in 36 equal monthly installments.

In February 2009, Powerwave granted Khurram Sheikh options to purchase 371,250 shares of common stock.  The options were based on the closing price of Powerwave’s common stock on the date of Compensation Committee approval of the grants.  275,000 shares are subject to time-based vesting over a 4-year period.  Vesting of the other 96,250 shares was tied to Powerwave achieving the Performance Target.  The Performance Target was fulfilled, and one-fourth of the performance options vested on the one year anniversary of the grant date and the option then vests in 36 equal monthly installments.

In February 2009, Powerwave granted Basem Anshasi options to purchase 25,000 shares of common stock.  This option grant was smaller than the grants to other executives since Mr. Anshasi had recently received an option grant in December 2008 when he was promoted to the position of Vice President, Worldwide Sales. The options were based on the closing price of Powerwave’s common stock on the date of Compensation Committee approval of the grants.  The grant is subject to time-based vesting over a 4-year period.

For purposes of determining whether the Performance Target is fulfilled, EBITDA means, with respect to any fiscal period, the consolidated net earnings (or loss) for such period, minus extraordinary gains for such period (such as foreign exchange translation gains or gains on repurchase of debt), plus, for such period, (i) interest expense, (ii) income taxes, (iii) depreciation and amortization, (iv) non-cash stock compensation expense, (v) restructuring and impairment charges and expenses, and (vi) extraordinary losses (such as foreign exchange translation losses), all at the sole discretion of the Board of Directors.

The above option grants to Messrs. Buschur, Michaels, MaGee, Sheikh and Anshasi were intended to provide incentive to the executive officers to continue work on reducing the Company’s operating expenses and return the Company to profitability.  In making the grants, the Compensation Committee considered the fact that most of the options held by the executives were underwater and provided little or no incentive for retention purposes and also that the base salaries of the executives had not been increased for 3 years.  The Committee elected to make the vesting of a significant portion of the grants to Messrs. Buschur, Michaels, MaGee and Sheikh tied to fulfilling the Performance Target, which further aligns the interests of the executives with our stockholders and supported the goal of reducing the Company’s operating expenses and returning the Company to profitability.  Mr. Anshasi did not receive a performance option since he participates in a sales incentive commission plan.

The Chief Executive Officer and the Chief Financial Officer of Powerwave comprise the members of the Company’s Option Committee, and are empowered by the Board of Directors and the Compensation Committee to grant options to employees of the Company below the level of Senior Vice President up to a maximum grant amount of 45,000 shares per employee.  All grants for employees of the Company in excess of this amount are submitted to the Compensation Committee or the Board of Directors for approval.

Powerwave does not have any ownership guidelines or policies requiring officers to hold shares of common stock acquired on option exercise or restricted share vesting for any additional period of time.

Other Elements of Executive Compensation

Medical Insurance.  Powerwave provides to each executive officer such health, dental and vision insurance coverage as Powerwave may from time to time make available to its other employees.  Powerwave pays all of the premiums for this insurance for its executive officers.

Stock Purchase Plan.  Powerwave’s ESPP, which qualifies under Section 423 of the Internal Revenue Code, permits participants, including executive officers to purchase Powerwave Common Stock on favorable terms.  ESPP participants are granted a purchase right to acquire shares of Common Stock at a price that is 85% of the stock price on either the first day of the six month period or the stock price on the last day of the six month period, whichever is lower.  The purchase dates occur on the last business days of July and January each year.  To pay for the shares, each participant may authorize periodic payroll deductions from 1% to 15% of his or her cash compensation, subject to certain limitations imposed by the Internal Revenue Code.  All payroll deductions collected from the participant in a six month period are automatically applied to the purchase of Common Stock on that period’s purchase date provided the participant remains an eligible employee and has not withdrawn from the ESPP prior to that date.

401(k) Plan.  Powerwave maintains a savings plan under Section 401(k) of the Internal Revenue Code.  The savings or 401(k) Plan is a tax qualified savings plan under which all employees, including executive officers, are able to contribute the lesser of up to 100% of their annual salary or the limit set by the IRS.  For fiscal 2009, Powerwave matched 100% of the first 6% of pay that is contributed by a participant.  In December 2009, Powerwave changed the match going forward so that in 2010 it will match 100% of the first 3% and 50% of the next 2% of pay that is contributed by a participant.  All contributions to the 401(k) plan, as well as any matching contributions are fully vested on contribution.

Termination or Change in Control Compensation.  Powerwave does not have employment agreements with any of its executive officers.  Powerwave has entered into Change of Control Agreements and Severance Agreements with Ronald Buschur and Kevin Michaels and Change of Control Agreements with Marvin MaGee, Khurram Sheikh and Basem Anshasi.  These agreements are intended to promote stability and continuity of senior management.  Information regarding the applicable payments under such agreements is provided under the heading “Potential Payments on Termination or Change in Control.”

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee has reviewed Powerwave’s executive compensation plans to determine if revisions may be necessary due to the provisions of Section 162(m) of the Internal Revenue Code which generally disallows a tax deduction to public corporations for compensation paid to any of the corporation’s executive officers in excess of $1,000,000 during any fiscal year.  It is the current policy of the Compensation Committee to preserve, to the extent reasonably possible, Powerwave’s ability to obtain a corporate tax deduction for compensation paid to executive officers of Powerwave to the extent consistent with the best interests of Powerwave and its shareholders.  The Compensation Committee continually reviews Powerwave’s existing executive compensation plans and will propose changes, if necessary and reasonable, to ensure compliance with the provisions of Section 162(m) which allow performance-based compensation to be excluded from the deduction limits.

Tax Penalties

We believe that executives will not be subject to any tax penalties under Internal Revenue Code Section 409A as a result of participating in any of our compensation programs or agreements.

Accounting for Stock-Based Compensation

On January 2, 2006, we began accounting for stock-based compensation in accordance with accounting guidance now codified as Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, “Compensation – Stock Compensation.”  In determining stock-based awards in fiscal year 2006, the Compensation Committee of Powerwave’s Board of Directors generally considered the potential expense of these programs recorded in accordance with ASC Topic 718.  The Committee concluded that the awards were in the best interests of stockholders given competitive practices in our industry and among our peer companies, the awards’ potential expense, the Company’s performance, and the impact of the awards on employee motivation and retention.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K.  Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Eugene L. Goda, Chairman

Moiz M. Beguwala

David L. George

This report and the information set forth herein shall not be deemed “soliciting material” and nor shall it be deemed filed with the SEC and is not to be incorporated by reference in any filing of Powerwave under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During fiscal 2009, all of the members of the Compensation Committee consisted of independent directors and none of the members of the Compensation Committee either was or previously had been an officer or employee of the Company or any of its subsidiaries or otherwise had a relationship with the Company requiring disclosure under Items 404 or 407(e)(4)(iii) of Regulation S-K.

Executive Officers

We currently have five executive officers elected to serve on an annual basis by the Board of Directors.  The following summary sets forth certain information regarding Powerwave’s executive officers.

Ronald J. Buschur, 46, became Chief Executive Officer of Powerwave and a member of the Board of Directors in February 2005.  Mr. Buschur joined the Company in June 2001 as Chief Operating Officer.  In May 2004, Mr. Buschur became President of the Company. Prior to joining the Company, Mr. Buschur held various positions at HMT Technology/Komag, an independent supplier of thin-film disks, including President and Chief Operating Officer from 1999 to 2000, Vice President of Sales, Marketing and Quality Assurance from 1997 to 1999 and Vice President of Quality Assurance from 1994 to 1997.  From 1993 to 1994, Mr. Buschur was Director of Quality at Maxtor, a disk drive company.  Mr. Buschur held various managerial positions at Digital Equipment Corporation, a computer manufacturer from 1987 to 1993.

J. Marvin MaGee, 58, is presently Chief Operating Officer of Powerwave.  Mr. MaGee joined the Company in May 2007 as Senior Vice President, Operations and became Chief Operating Officer in December 2007.  Mr. MaGee was employed by Celestica, Inc., a Toronto-based contract manufacturing service provider from 1997 through 2006, and was Executive Vice President of the World Wide Operations from 2005 through 2006 and from 2000 through 2002.  Between 2002 and 2005, Mr. MaGee was Chief Operating Officer and President for Celestica.  Mr. MaGee also served as Celestica’s Senior Vice President of North American Operations between 1997 and 1999.  Prior to joining Celestica, Mr. MaGee was employed by IBM for 18 years in various management roles in Canada and the United States.

Kevin T. Michaels, 52, is presently Chief Financial Officer and Secretary of Powerwave.  Mr. Michaels joined the Company in June 1996 as Vice President, Finance and Chief Financial Officer and was appointed Secretary in June 1996.  Mr. Michaels was named Senior Vice President, Finance in February 2000.  Prior to joining the Company, Mr. Michaels worked for AST Research, Inc. for eight years, most recently as Vice President, Treasurer from October 1995 to June 1996.  From July 1991 to October 1995, Mr. Michaels was Treasurer of AST Research, Inc. and from June 1988 to June 1991, he was Assistant Treasurer.

Khurram P. Sheikh, 39, is presently Chief Product and Development Officer of Powerwave. Mr. Sheikh joined the Company in August 2007 in his current capacity.  Mr. Sheikh was employed by Time Warner Cable from August 2005 through 2007, as Vice President, Wireless Strategy and Development where he was responsible for the cable and media company’s entry into the wireless space.  Between 2000 and 2005, Mr. Sheikh was Chief Technology Advisor for various divisions within Sprint where he led the next generation advanced technology efforts for the company.  Mr. Sheikh is widely recognized in the industry for his pioneering efforts in the development of mobile wireless broadband or “4G” wireless technology including WiMAX and LTE.  Mr. Sheikh received advanced graduate degrees in Electrical Engineering with specialization in wireless communications from Stanford University.

Basem Anshasi, 44, is presently the Vice President of Worldwide Sales of Powerwave and has held this position since December 2008.  Mr. Anshasi joined the Company in July 2006 as Senior Director for Global OEM Sales, and was later named Vice President of Global OEM Sales in January 2007.  Prior to joining Powerwave, Mr. Anshasi was employed by ADC Telecommunications, Inc. from January 1991 through July 2006, where he held several management positions in Sales, Engineering and Operations and was most recently Director of Sales, Wireless.

Summary Compensation Table

The following table sets forth summary information concerning the compensation of each of our named executive officers for services rendered in all capacities for the fiscal years ended January 3, 2010, December 28, 2008 and December 30, 2007, respectively.

Name and Position	Fiscal Year	Salary (1)		Bonus		Stock Awards (2)		Option Awards (3)	Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation (4)	Total
Ronald J. Buschur President and Chief Executive Officer	2009	$611,641		$	---	$	---	$204,820	$	---	$	---	$24,462	$840,923
	2008	600,017			240,000		592,000	---		---		---	23,493	1,455,510
	2007	600,158			---		---	---		---		---	23,479	623,637
J. Marvin MaGee Chief Operating Officer	2009	509,690			---		---	163,856		---		---	24,420	697,966
	2008	500,045			180,000		103,600	---		---		---	24,496	808,141
	2007	462,061	(5)		---		---	727,102		---		---	89,652	1,278,815
Kevin T. Michaels Chief Financial Officer and Secretary	2009	458,767			---		---	102,410		---		---	32,239	593,416
	2008	450,024			162,000		414,400	---		---		---	30,504	1,056,928
	2007	450,083			---		---	323,341		---		---	32,261	805,685
Khurram P. Sheikh Chief Product Development Officer	2009	433,292			---		---	156,962		---		---	32,239	622,493
	2008	425,009			136,000		---	---		---		---	18,041	579,050
	2007	163,515	(6)		---		510,000	520,682		---		---	205,416	1,399,613
Basem Anshasi Vice President, Worldwide Sales	2009	330,942			---		---	10,924		---		---	32,223	374,089
	2008	325,215			46,240		---	144,225		---		---	30,370	546,050
	2007	---			---		---	---		---		---	---	---

(1)	The 2009 salaries include an extra week of compensation based on the 53-week fiscal year. 2008 and 2007 were 52-week fiscal years.

(2)
Mr. Buschur was granted a stock award of 200,000 shares of Common Stock in 2008.  Mr. Michaels was granted a stock award of 140,000 shares of Common Stock in 2008.  Mr. MaGee was granted a stock award of 35,000 shares of Common Stock in 2008. Mr. Sheikh was granted a stock award of 75,000 shares of Common Stock in 2007.  We did not grant any stock awards in 2009.  The amount reported represents the grant date fair value of awards granted in fiscal years 2008 and 2007 related to these stock awards in accordance with ASC Topic 718.  These amounts do not represent cash payments made to the named executives.  Assumptions used in the calculation of these amounts are included in Note 14 to our consolidated financial statements in our Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended January 3, 2010, without giving effect to estimated forfeitures.

(3)
Amounts in this column reflect the grant date fair value of awards granted in fiscal years 2009, 2008 and 2007 for financial statement reporting purposes in accordance with ASC Topic 718.  These amounts do not represent cash payments made to the named executives.  Assumptions used in the calculation of these amounts are included in Note 14 to our consolidated financial statements in our Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended January 3, 2010, without giving effect to estimated forfeitures.

(4)	See the following separate table for details of “All Other Compensation.”

(5)	Includes signing bonus of $150,000.

(6)	Mr. Sheikh joined the Company in August 2007.

The following table details the components of “All Other Compensation” summarized in the table above.

			All Other Compensation
Name and Position	Fiscal Year	Insurance Premium Payments (1)	401(k) Matching Contributions	Pension Contribution		Auto Allowance		Severance Payments		Change of Control Payments		Relocation Payments			Total
Ronald J. Buschur	2009	$17,539	$6,923	$	---	$	---	$	---	$	---	$	---		$24,462
	2008	16,570	6,923		---		---		---		---		---		23,493
	2007	16,556	6,923		---		---		---		---		---		23,479
J. Marvin MaGee	2009	9,720	14,700		---		---		---		---		---		24,420
	2008	5,811	13,800		---		---		---		---		4,885	(2)	24,496
	2007	4,496	---		---		---		---		---		85,156	(3)	89,652
Kevin T. Michaels	2009	17,539	14,700		---		---		---		---		---		32,239
	2008	16,570	13,934		---		---		---		---		---		30,504
	2007	18,761	13,500		---		---		---		---		---		32,261
Khurram P. Sheikh	2009	17,539	14,700		---		---		---		---		---		32,239
	2008	16,570	1,471		---		---		---		---		---		18,041
	2007	5,416	---		---		---		---		---		200,000	(4)	205,416
Basem Anshasi	2009	17,523	14,700		---		---		---		---		---		32,223
	2008	16,570	13,800		---		---		---		---		---		30,370
	2007	---	---		---		---		---		---		---		---

(1)	Includes both employer and employee insurance premiums that are paid by Powerwave on behalf of the named executive officers.

(2)	Represents reimbursement of tax preparation fee relating to Mr. MaGee’s relocation from Toronto, Canada to Southern California.

(3)
Includes amounts paid by the Company directly to third party vendors and reimbursement of costs incurred by Mr. MaGee in relocating from Toronto, Canada to Southern California.  Such amounts include moving expenses, sales commissions on Mr. MaGee’s former residence and temporary housing expenses for Mr. MaGee in Southern California, as well as a gross up for income taxes on a portion of the relocation expenses.

(4)	Represents a lump sum payment to Mr. Sheikh to cover relocation costs from New York to Southern California.

Grants of Plan-Based Awards

The following table sets forth, for the fiscal year ended January 3, 2010, certain information regarding grants of plan-based and performance-based awards to our named executive officers.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units		All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (2)
		Threshold (1)	Target (1)	Maximum (1)
Ronald J. Buschur	N/A	$150,000	$600,000	$900,000	—		—	$—	$—
	02/06/09	—	—	—	250,000		—	0.48	109,240
	02/10/09	—	—	—	250,000	(3)	—	0.42	95,580
J. Marvin MaGee	N/A	112,500	450,000	675,000	—		—	—	—
	02/06/09	—	—	—	200,000		—	0.48	87,392
	02/10/09	—	—	—	200,000	(3)	—	0.42	76,464
Kevin T. Michaels	N/A	101,250	405,000	607,500	—		—	—	—
	02/06/09	—	—	—	125,000		—	0.48	54,620
	02/10/09	—	—	—	125,000	(3)	—	0.42	47,790
Khurram P. Sheikh	N/A	85,000	340,000	510,000	—		—	—	—
	02/06/09	—	—	—	275,000		—	0.48	120,164
	02/10/09	—	—	—	96,250	(3)	—	0.42	36,798
Basem Anshasi	N/A	28,000	112,000	168,000	—		—	—	—
	02/06/09	—	—	—	25,000		—	0.48	10,924

(1)
Represents the possible payout amounts under our 2009 Executive Officer Cash Bonus Plan, which are dependent upon the Company’s achievement of the performance conditions established by the Compensation Committee with respect to fiscal year 2009.  There were no cash bonuses paid for fiscal year 2009, as reflected in the Summary Compensation Table.

(2)
The grant date fair value is computed in accordance with ASC Topic 718.  Assumptions used in the calculation of these amounts are included in Note 14 to our consolidated financial statements in our Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended January 3, 2010, without giving effect to estimated forfeitures.

(3)
Vesting of this option was contingent on the Company achieving $1,000,000 in EBITDA for the six-month period covering the first and second quarter of 2009.  The performance target was fulfilled, and one-fourth of the option vested on the first anniversary of the grant date and the option then vests in 36 equal monthly installments.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards to our named executive officers as of January 3, 2010:

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Un-exercisable

Ronald J. Buschur	400,000	---		---	$11.81	06/25/2011	46,500	$58,590	---	---
	100,000	---		---	5.41	08/05/2012	---	---	---	---
	200,000	---		---	6.57	10/17/2013	---	---	---	---
	200,000	---		---	5.01	07/21/2014	---	---	---	---
	162,500	37,500	(2)	---	7.47	09/12/2016	---	---	---	---
	---	250,000	(3)	---	0.48	02/06/2019	---	---	---	---
	---	250,000	(4)	---	0.42	02/10/2019	---	---	---	---
Kevin T. Michaels	50,000	---		---	31.50	08/01/2010	32,550	41,013	---	---
	75,000	---		---	5.41	08/05/2012	---	---	---	---
	75,000	---		---	6.57	10/17/2013	---	---	---	---
	200,000	---		---	5.01	07/21/2014	---	---	---	---
	97,500	22,500	(2)	---	7.47	09/12/2016	---	---	---	---
	70,000	50,000	(5)	---	6.49	08/07/2017	---	---	---	---
	---	125,000	(3)	---	0.48	02/06/2019	---	---	---	---
	---	125,000	(4)	---	0.42	02/10/2019	---	---	---	---
J. Marvin MaGee	129,166	70,834	(6)	---	6.69	05/07/2017	8,137	10,253	---	---
	35,000	25,000	(5)	---	6.49	08/07/2017	---	---	---	---
	---	200,000	(3)	---	0.48	02/06/2019	---	---	---	---
	---	200,000	(4)	---	0.42	02/10/2019	---	---	---	---
Khurram P. Sheikh	107,916	77,084	(7)	---	6.80	08/13/2017	32,813	41,344	---	---
	---	275,000	(3)	---	0.48	02/06/2019	---	---	---	---
	---	96,250	(4)	---	0.42	02/10/2019	---	---	---	---
Basem Anshasi	6,875	3,125	(8)	---	5.17	03/16/2012	---	---	---	---
	18,750	26,250	(9)	---	2.73	04/30/2013	---	---	---	---
	8,333	16,667	(10)	---	4.88	08/12/2013	---	---	---	---
	21,354	3,846	(11)	---	8.18	07/17/2016	---	---	---	---
	8,125	1,875	(2)	---	7.47	09/12/2016	---	---	---	---
	14,583	10,417	(5)	---	6.49	08/07/2017	---	---	---	---
	12,500	37,500	(12)	---	0.62	12/12/2018	---	---	---	---
	---	25,000	(3)	---	0.48	02/06/2019	---	---	---	---

(1)	Value calculated by multiplying the closing market price of our Common Stock on January 3, 2010, or $1.26, by the number of shares.

(2)	The shares underlying the option vest at the rate of 25% on September 12, 2007 and the remaining 75% vests in equal monthly installments so that the option is fully vested on September 12, 2010.

(3)	The shares underlying the option vest at a rate of 25% on February 6, 2010, and the remaining 75% vests in equal monthly installments so that the option is fully vested on February 6, 2013.

(4)	The shares underlying the option vest at a rate of 25% on February 10, 2010, and the remaining 75% vests in equal monthly installments so that the option is fully vested on January 30, 2013.

(5)	The shares underlying the option vest at a rate of 25% on August 7, 2008, and the remaining 75% vests in equal monthly installments so that the option is fully vested on August 7, 2011.

(6)	The shares underlying the option vest at a rate of 25% on May 7, 2008, and the remaining 75% vests in equal monthly installments so that the option is fully vested on May 7, 2011.

(7)	The shares underlying the option vest at a rate of 25% on August 13, 2008, and the remaining 75% vests in equal monthly installments so that the option is fully vested on August 13, 2011.

(8)	The shares underlying the option vest at the rate of 25% on March 16, 2008 and the remaining 75% vests in equal monthly installments so that the option is fully vested on March 16, 2011.

(9)	The shares underlying the option vest at a rate of 25% on April 30, 2009, and the remaining 75% vests in equal monthly installments so that the option is fully vested on April 30, 2012.

(10)	The shares underlying this option vest at a rate of 25% on August 12, 2009, and the remaining 75% vests in equal monthly installments so that the option is fully vested on August 12, 2012.

(11)	The shares underlying the option vest at the rate of 25% on July 17, 2007 and the remaining 75% vests in equal monthly installments so that the option is fully vested on July 17, 2010.

(12)	The shares underlying the option vest at a rate of 25% on December 12, 2009, and the remaining 75% vests in equal monthly installments so that the option is fully vested on December 12, 2012.

Option Exercises and Stock Vested

The following table summarizes the option exercises and vesting of stock awards for each of our named executive officers for the year ended January 3, 2010:

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise		Number of Shares Acquired on Vesting	Value Realized on Vesting
Ronald J. Buschur	---	$	---	62,000	$66,805
J. Marvin MaGee	---		---	10,850	11,691
Kevin T. Michaels	---		---	43,400	46,764
Khurram P. Sheikh	---		---	18,750	18,750
Basem Anshasi	---		---	---	---

Potential Payments Upon Termination or Change in Control

We have entered into agreements with several of our executive officers that provide certain benefits upon the termination of their employment under certain conditions.  Those agreements are summarized as follows:

Severance Agreements with Messrs. Buschur and Michaels

Effective August 1, 2003, Powerwave entered into severance agreements with Ronald J. Buschur and Kevin T. Michaels.  Mr. Buschur’s severance agreement, as amended to date, provides that if his employment is terminated without “cause” or if he voluntarily resigns for “good reason” (as such terms are defined below), he shall be entitled to (i) a lump-sum payment equal to three times his “total annual compensation;” and (ii) continued group health insurance for a period of 36 months.  For purposes of this agreement, “total annual compensation” is defined as base salary for the year in which employment terminates plus the greater of Mr. Buschur’s target bonus for the year in which employment terminates or the actual bonus paid in the prior year.  Mr. Michaels executed an identical severance agreement, as amended to date, except that the severance payment amount is two times his total annual compensation, and the period of continued health coverage is 24 months.  Both of these agreements were amended and restated on August 13, 2008 to conform with the regulations under Internal Revenue Code Section 409A.

Change of Control Agreements with Messrs, Buschur, Michaels, MaGee, Sheikh and Anshasi

Effective August 1, 2003, Powerwave also entered into change of control agreements with Mr. Buschur and Mr. Michaels.  Mr. Buschur’s change in control agreement, as amended to date, provides that if in anticipation of, connection with, or within two years following a “change in control,” Mr. Buschurs’ employment is terminated without “cause”, or if Mr. Buschur voluntarily resigns for “good reason”, then Mr. Buschur shall be entitled to (i) a lump-sum payment equal to three times his total annual compensation; (ii) continued health insurance for a period of 36 months; and (iii) the immediate vesting of all unvested stock options held by Mr. Buschur.  For purposes of this agreement, the term “total annual compensation” has the same definition as provided in the severance agreement.  Mr. Michaels executed an identical change in control agreement, except that the lump sum payment is two times his total annual compensation, and the period of continued health insurance coverage is 24 months.   Both of these agreements were amended and restated on August 13, 2008 to conform with the regulations under Internal Revenue Code Section 409A.

Effective May 2007, Powerwave entered into a Change in Control Agreement with Marvin MaGee which provides that if in anticipation of, or within 18 months following, a “change in control” of Powerwave, Mr. MaGee’s employment is terminated without “cause” or if Mr. MaGee voluntarily resigns with “good reason”, then he shall be entitled to (i) a lump sum payment equal to 18 months of his then annual salary  (ii) continued health coverage for a period of 18 months; and (iii) outplacement assistance for 18 months.  This agreement was amended and restated in December 2008 to conform with the regulations under Internal Revenue Code Section 409A.

Effective August 2007, Powerwave entered into a Change in Control Agreement with Khurram Sheikh which provides that if in anticipation of, or within 18 months following, a “change in control” of Powerwave, Mr. Sheikh’s employment is terminated without “cause” or if Mr. Sheikh voluntarily resigns with “good reason”, then he shall be entitled to (i) a lump sum payment equal to 18 months of his then annual salary  (ii) continued health coverage for a period of 18 months; and (iii) outplacement assistance for 18 months.  This agreement was amended and restated in December 2008 to conform with the regulations under Internal Revenue Code Section 409A.

Effective December 2008, Powerwave entered into a Change in Control Agreement with Basem Anshasi which provides that if in anticipation of, or within 18 months following, a “change in control” of Powerwave, Mr. Anshasi’s employment is terminated without “cause” or if Mr. Anshasi voluntarily resigns with “good reason”, then he shall be entitled to (i) a lump sum payment equal to 18 months of his then annual salary  (ii) continued health coverage for a period of 18 months; and (iii) outplacement assistance for 18 months.

For purposes of  the severance and change of control agreements, “cause” means: (i) the continued, unreasonable refusal or  the omission by the employee to perform any material duties required of him by the Company, if such duties are consistent with duties customary for his position; (ii) any material act or omission by the employee involving malfeasance or gross negligence in the performance of his duties to, or material deviation from any of the policies or directives of the Company; (iii) conduct on the part of the employee which constitutes the breach of any statutory or common law duty of loyalty to the Company, including the unauthorized disclosure of material confidential information or trade secrets of the Company; or (iv) any illegal act by the employee which materially and adversely affects the business of the Company or any felony committed by employee, as evidenced by conviction thereof, provided that the Company may suspend the employee with pay while any allegation of such illegal or felonious act is investigated.

The term “good reason” means any of the following, without the employee’s written consent: (i) a material reduction by the Company in the employee’s compensation that is not made in connection with an across the board reduction of all the Company’s executive salaries; (ii) the assignment of duties to the employee which reflect a material adverse change in authority, responsibility or status with the Company or any successor; (iii) a material relocation of the employee to a location more than 30 miles from the location where the employee was regularly assigned to immediately prior to the employee’s termination of employment or a change in control, whichever occurs first; or (iv) a failure by the Company to pay any material portion of the employee’s compensation within ten (10) days of the date due.

These agreements define “change in control” as the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of more than fifty percent of the outstanding securities of Powerwave; (ii) a merger or consolidation in which Powerwave is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which Powerwave in incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of Powerwave; (iv) a complete liquidation or dissolution of Powerwave; (v) any reverse merger in which Powerwave is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger; or (vi) the date a majority of the members of the board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of appointment or election.

The following table sets forth potential payments payable to our current named executive officers upon termination of employment without cause or a termination of employment without cause in connection with a change in control.  The Company’s Compensation Committee may in its discretion revise, amend or add to the benefits if it deems advisable.  The table below reflects amounts payable to our named executive officers assuming a termination of employment without cause on January 3, 2010 and a change of control on, and termination of employment without cause on January 3, 2010:

Name	Trigger (1)	Salary and Bonus (2)	Continuation of Benefits (3)	Value of Option Acceleration (4)			Value of Restricted Stock Acceleration		Total Value
Ronald J. Buschur	Termination without Cause	$3,600,000	$48,849	$	---		$	---	$3,648,849
	Change of Control	3,600,000	48,849		405,000	(5)		58,590	4,112,439
J. Marvin MaGee	Termination without Cause	---	---		---			---	---
	Change of Control	750,000	16,696		---			10,253	776,949
Kevin T. Michaels	Termination without Cause	1,710,000	32,566		---			---	1,742,566
	Change of Control	1,710,000	32,566		202,500	(5)		41,013	1,986,079
Khurram Sheikh	Termination without Cause	---	---		---			---	---
	Change of Control	637,500	24,424		---			41,344	703,268
Basem Anshasi	Termination without Cause	---	---		---			---	---
	Change of Control	477,000	24,424		---			---	501,424

(1)
Messrs. Buschur and Michaels are entitled to the benefits specified in this table if their employment is terminated without cause or if they voluntarily resign for “good reason.” In the case of a “change of control,” Messrs. Buschur and Michaels are entitled to the benefits specified in this table if in anticipation of, in connection with or within two years following a “change of control,” their employment is terminated without cause or if they voluntarily resign for “good reason.”  In the case of a “change of control” Messrs. MaGee, Sheikh and Anshasi are entitled to the benefits specified in this table if in anticipation of, in connection with or within eighteen months following a “change of control,” their employment is terminated without cause or if they voluntarily resign for good reason.

(2)
Represents three times annual 2009 salary and target bonus for 2009 in the case of Mr. Buschur.  Represents two times annual 2009 salary and target bonus for 2009 in the case of Mr. Michaels.  Represents one and a half times annual 2009 salary for Messrs. MaGee, Sheikh and Anshasi.

(3)
Represents the cost of continuing medical benefits via COBRA for three years in the case of Mr. Buschur and two years in the case of Mr. Michaels. Represents the cost of continuing medical benefits via COBRA for one and a half years for Messrs. MaGee, Sheikh and Anshasi.   For purposes of this calculation, expected costs have not been adjusted for any actuarial assumptions related to mortality or increases in costs.

(4)
Represents the aggregate value of the accelerated vesting of the executive officers’ unvested stock options if their employment is terminated for cause or if they voluntarily resign for “good reason” in connection with, in anticipation of or within two years following a “change of control”.  The amounts shown as the value of the accelerated stock options are based on the intrinsic value of the options as of January 3, 2010.  This was calculated by multiplying (i) the difference between the fair market value of the options as of January 3, 2010 (based on a closing market price of $1.26 per share on January 3, 2010) and the applicable exercise price by (ii) the assumed number of option shares vesting on an accelerated basis on January 3, 2010.

(5)
In case of a change of control, if in anticipation of, in connection with, or within two years following a change of control, the employment of Mr. Buschur or Mr. Michaels is terminated without cause or if they voluntarily resign for good reason, then their options would accelerate.

Independent Director Compensation

The following table sets forth compensation for the fiscal year ended January 3, 2010 for the Company’s independent directors:

Name	Fees Earned or Paid in Cash (1)	Stock Awards		Option Awards (2)	Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation		Total
Moiz M. Beguwala	$61,500	$	---	$33,489	$	---	$	---	$	---	$94,989
Ken J. Bradley	59,500		---	33,489		---		---		---	92,989
John L. Clendenin	60,500		---	33,489		---		---		---	93,989
David L. George	61,500		---	33,489		---		---		---	94,989
Eugene L. Goda	69,000		---	33,489		---		---		---	102,489
Carl W. Neun	88,000		---	33,489		---		---		---	121,489

(1)
Consists of the annual board retainer, board and committee meeting fees, and committee chair retainers.  These amounts do not include amounts paid to independent directors to reimburse them for expenses of travel, lodging and other reasonable out-of-pocket expenses which are related to service on the Company’s Board of Directors.

(2)
Reflects the grant date fair value in accordance with ASC Topic 718, without giving effect to estimated forfeitures.  Includes stock options for 45,000 shares of Common Stock that were granted to each independent director on August 11, 2009.  Assumptions used in the calculation of these amounts are included in Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended January 3, 2010.  As of January 3, 2010, each director had the following number of stock options outstanding:

Mr. Clendenin	85,000
Mr. George	85,000
Mr. Goda	85,000
Mr. Neun	85,000
Mr. Beguwala	85,000
Mr. Bradley	85,000

PROPOSAL 2 - APPROVAL OF THE COMPANY’S 2010 OMNIBUS INCENTIVE PLAN

On August 10, 2010, the Board of Directors adopted the Company’s 2010 Omnibus Incentive Plan (the "Plan"), subject to the approval of our shareholders at the Annual Meeting. The following summary of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this proxy statement as Exhibit A.

General

Powerwave’s shareholders are being asked to approve the Plan.    Presently, Powerwave maintains the following stock option plans which are referred to as the “Prior Plans:”

•	1995 Stock Option Plan
•	1996 Stock Incentive Plan
•	2000 Stock Option Plan
•	2002 Stock Option Plan
•	2005 Stock Incentive Plan
•	Amended and Restated 1996 Director Stock Option Plan.

The Plan authorizes the issuance of up to 22,000,000 shares of Common Stock pursuant to the terms of the Plan. After the effective date of the Plan, no awards may be granted under any of the Prior Plans. In addition, if any shares subject to an  award under the Prior Plans are forfeited, or an award under the Prior Plans expires or is settled for cash (in whole or in part) the shares subject to such awards under the Prior Plans shall not become available for awards under the Plan.

 As of September 17, 2010, there were a total of 11,230,341 options outstanding under the Prior Plans with a weighted average exercise price and term of $3.58 and 6.2 years, respectively.  As of September 17, 2010, there were a total of 16,200 options outstanding under the 1995 Stock Option Plan, 1,432,792 options outstanding under the 1996 Stock Incentive Plan, 1,613,576 options outstanding under  the 2000 Stock Option Plan, 1,309,856 options outstanding under the 2002 Stock Option Plan,  6,347,917 options outstanding under the 2005 Stock Incentive Plan and 510,000 options outstanding under the Amended and Restated 1996 Director Stock Option Plan. In addition, as of September 17, 2010, there were a total of 71,250 full value awards outstanding under the Prior Plans and not yet vested.

As of September 17, 2010, there were a total of 703,519 options available for grant under the Prior Plans. These consisted of 28,185 options available for grant under the 2002 Stock Option Plan, 193,459 options available for grant under the 2005 Stock Option Plan and 481,875 options available for grant under the amended and Restated 1996 Director Stock Option Plan. After the effective date of the Plan, no further option grants or awards may be granted under the Prior Plans.

Summary of the Plan

Purpose of the Plan. The purpose of the Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our stockholders through the additional incentives inherent in the awards under the Plan.

Shares Available. The maximum number of shares of Common Stock that may be issued under the Plan (subject to the adjustment provisions described under "Adjustments upon Changes in Capitalization" below) is 22,000,000 shares.

If any shares of Common Stock subject to an award under the Plan are forfeited, expire or are settled for cash, the shares subject to the award may be used again for awards under the Plan to the extent of the forfeiture, expiration or cancellation. The shares of Common Stock will be added back as one (1) share for every share of Common Stock if the shares were subject to options or stock appreciation rights (“SARs”) granted under the Plan or were subject to awards other than options or SARs granted under the Plan. The following shares of Common Stock will not be added to the shares authorized for grant as described above: (i) shares tendered by the participant or withheld by us in payment of the purchase price of an option, (ii) shares tendered by the participant or withheld by us to satisfy tax withholding with respect to an award, and (iii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise.

The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of incentive stock options is 21,000,000 shares.

Eligibility. Options, SARs, restricted stock awards, restricted stock unit awards and performance awards may be granted under the Plan. Options may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. Awards may be granted under the Plan to any employee, non-employee member of the Board of Directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to our employees.

Awards to be Granted to Certain Individuals and Groups.  As of September 17, 2010, approximately 2,100 employees and non-employee directors were eligible to participate in the Plan.  The Compensation Committee of the Board of Directors (the "Committee"), in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Limits on Awards to Participants.  The Plan provides that no participant may, in any 12- month period (i) be awarded options or SARs to purchase more than 3,000,000 shares of Common Stock or (ii) earn restricted stock awards, restricted stock unit awards, performance awards or other share based awards that are intended to be "performance-based compensation" under Section 162(m) of the Code with respect to more than 3,000,000 shares.  Shares subject to a cancelled award continue to count against the applicable limit. The maximum dollar value that may be earned by any participant for each 12-month period in any performance period with respect to performance-based awards that are intended to be "performance-based compensation" under Section 162(m) of the Code is $5,000,000. The dollar value of a cancelled award will continue to count against the $5,000,000 limit.

Administration. The Plan will be administered by the Committee (or a subcommittee) which shall consist of at least two members of the Board of Directors, each of whom must qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, an "outside director" under Section 162(m) of the Code and an "independent director" under the NASDAQ Listing Rules. The Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the Plan. The Committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the Plan, and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend awards under the Plan to key employees who are not directors or executive officers of the Company.

Stock Options. The Committee may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of Common Stock covered by a stock option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted. Fair market value of the Common Stock is generally equal to the closing price for the Common Stock on the principal securities exchange on which the Common Stock is traded on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). As of September 17, 2010, the closing price of the Common Stock as reported on the NASDAQ Global Select Market was $1.87 per share.

The Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of Common Stock previously acquired by the participant, any other form of consideration approved by the Committee and permitted by applicable law (including withholding of shares of Common Stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the Plan expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. The term of a SAR may be no more than 10 years from the date of grant.  SARs are subject to terms and conditions set by the Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services.

Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our Common Stock or other property, or any combination thereof, as the Committee may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of Common Stock granted, and conditions for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services, but may include a performance-based component.  Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of Common Stock and the right to receive distributions on the shares.  Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of Common Stock may be granted either alone or in addition to other awards granted under the Plan, and are also available as a form of payment of performance awards granted under the Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services, but may include a performance-based component.  The holder of a restricted stock unit award will not have voting rights with respect to the award.  Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Other Share-Based Awards. The Plan also provides for the award of shares of Common Stock and other awards that are valued by reference to Common Stock or other property (“Other Share-Based Awards"). Such awards may be granted above or in addition to other awards under the Plan.  Other Share-Based Awards may be paid in cash, shares of Common Stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above, the Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria.  At the Compensation Committee's discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following criteria: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization and pro-forma earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel. The performance goals also may be based solely by reference to our performance or the performance of one or more of our subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Adjustments to Awards Subject to Performance Criteria.  The Committee may make downward, but not upward, adjustments with respect to any amount payable pursuant to any restricted stock award, restricted stock unit award, performance award or other share-based payment award that is subject to performance criteria.  The Committee may not waive achievement of performance goals, except in the case of death, disability or as otherwise determined by the Committee in special circumstances.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of Common Stock covered by an award. The Committee may provide that such amounts will be deemed to have been reinvested in additional shares of Common Stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award.  Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, restricted stock unit or other stock-based awards that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing. The Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under "Adjustments upon Changes in Capitalization" below, or in connection with a change in control of the Company) unless stockholder approval is obtained. For purposes of the Plan, a "repricing" means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award (except in connection with a change in control, or for awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we combine) under the Plan if the exercise price or grant price of the option of SAR is greater than the fair market value of the Common Stock, or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the principal securities exchange on which the Common Stock is traded.

Nontransferability of Awards. No award under the Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant's lifetime only by the participant or the participant's estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof, appropriate adjustments to the Plan and awards will be made as the Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock subject to the Plan, the number, class and option or exercise price of shares subject to awards outstanding under the Plan, and the limits on the number of awards that any person may receive.

Termination of Employment.  The Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination. The Plan may be amended or terminated by the Board of Directors except that shareholder approval is required for any amendment to the Plan which increases the number of shares of Common Stock available for awards under the Plan, expands the types of awards available under the Plan, materially expands the class of persons eligible to participate in the Plan, permits the grant of options or stock appreciation rights with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the plan prohibiting reductions in the exercise price of SARs or options after the date of grant and prohibiting canceling any option or SAR in exchange for cash or another award, increases the maximum term of options and SARs, increases the limits on shares subject to awards or the dollar value payable with respect to performance awards, or takes any action with respect to an option or SAR that may be treated as a repricing under the rules of the principal securities exchange on which the Common Stock is traded. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Plan without the written consent of the participant.

The Plan will expire on the 10th anniversary of the date of its approval by shareholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of Common Stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of Common Stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award, (or a performance award under which shares of Common Stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of Common Stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to the Company's Chief Executive Officer and to each of the next three most highly compensated executive officers other than the Chief Financial Officer. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is "performance-based compensation" under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the Plan should qualify as performance-based compensation if the awards are made by the Committee and the exercise or grant price of the award is no less than the fair market value of the Common Stock on the date of grant.  Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Committee while the outcome is substantially uncertain, and (iii) the Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

New Plan Benefits

Future awards to our employees and directors are discretionary.  Therefore, the benefits that may be received by our employees and directors if the Company’s shareholders approve the Plan cannot be determined at this time.  In addition, because the value of the Common Stock issuable under aspects of the Plan will depend upon the fair market value of the Company’s Common Stock at future dates, it is not possible to determine exactly the benefits that might be received by participants under the Plan.

Equity Compensation Plan Information

All stock-based award plans under which our Common Stock is reserved for issuance have previously been approved by our shareholders.  We have no other equity compensation plans other than our stock-based award plans.  The following table provides summary information as of January 3, 2010 for all of our stock-based award plans:

	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of Common Stock Remaining Available for Future Issuance under our Stock Option Plans (Excluding Shares Reflected in Column 1)
Equity Compensation Plans Approved by Shareholders	10,590,814	$4.73	1,914,557
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	10,590,814	$4.73	1,914,557

The Board of Directors recommends that you vote FOR approval of the 2010 Omnibus Incentive Plan.

PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 1,890,953 TO 6,890,953

Our shareholders originally approved the Employee Stock Purchase Plan in December 1996 and the plan was extended and restated in December 2007. In August 2008, the plan was amended to increase the authorized number of Common Shares available for sale under the plan. The 1996 Extended and Restated Employee Stock Purchase Plan, together with all amendments shall be hereafter referred to as the ESPP. The purpose of the ESPP is to attract and retain our employees and those of our subsidiaries, to promote employee morale and to encourage employee ownership of our Common Stock by permitting employees to purchase shares at a discount through payroll deductions. The ESPP qualifies as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and is implemented utilizing semi-annual offerings with purchases occurring at six-month intervals. The ESPP permits our eligible employees to purchase Powerwave Common Stock through payroll deductions, which may not exceed 20% of an employee’s compensation. The price of Common Stock purchased under the ESPP is 85% of the lower of the fair market value of the Common Stock at the beginning of each six-month offering period or the applicable purchase date.

As of September 1, 2010, there were there were 327,826 shares available for purchase under the ESPP. On August 10, 2010, the Board of Directors approved an amendment to the ESPP to increase the authorized number of shares of Common Stock available for sale thereunder by 5,000,000 shares and to reserve the additional shares for issuance thereunder, bringing the total number of shares of Common Stock subject to the ESPP to 6,890,953. This amendment (a copy of which is attached to this proxy statement as Exhibit B), which is subject to the approval of our shareholders would have the effect of increasing the current remaining available shares from 327,826 to 5,327,826.

The following is a summary of the principal features of the ESPP. This summary does not purport to be, and should not be construed as, a complete description of all the provisions of the ESPP.

Summary of the ESPP

Eligibility

Every employee of Powerwave who regularly works more than 20 hours per week and has been employed by Powerwave for at least 90 days at the beginning of an offering period is eligible to participate in the ESPP. Employees of any subsidiary of Powerwave may also participate in the ESPP. An employee may not participate in an offering under the ESPP if immediately after the purchase the employee would own shares or options to purchase shares of stock possessing 5% or more of the total combined voting power of all classes of stock of Powerwave.  Executive officers of Powerwave are eligible to participate in the ESPP.  Currently, approximately 360 current US employees of Powerwave, 340 current employees of Powerwave’s subsidiaries, and five executive officers of Powerwave are eligible to participate in the ESPP.

Administration

The administration of the ESPP is overseen by the Board of Directors. The Board of Directors may at any time amend, suspend or terminate the ESPP. However, any amendment that (1) increases the aggregate number of shares authorized for sale under the ESPP (except pursuant to adjustments provided for in the ESPP), (2) materially modifies the requirements as to eligibility for participation, or (3) materially increases the benefits which accrue to participants under the ESPP will not be effective unless approved by our shareholders within twelve months of the adoption of such amendment by the Board of Directors.

Shares Available Under ESPP

If the amendment to the ESPP is adopted by our shareholders, the maximum number of shares authorized for sale shall be increased from 1,890,953 to 6,890,953.  The Common Stock made available for sale under the ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the ESPP.

Purchase of Shares

The two annual offerings under the ESPP commence on February 1st and August 1st of each year and each offering continues until the end of the six-month offering period ending on the last day of such period.

Eligible employees who elect to participate in the ESPP purchase shares of Common Stock through regular payroll deductions. Employee contributions are not allowed to exceed 20% of such employee’s bi-weekly compensation at the offering commencement date. For this purpose, “compensation” means the employee’s base salary at the beginning of each offering period. Shares of Common Stock are purchased automatically on the purchase date for each six-month offering period, which is the last day of each offering period, at a price equal to 85% of the fair market value of the shares on the February 1 or August 1 grant date or 85% of the fair market value of the shares as of the January 31 or July 31 purchase date, whichever is lower. A participant may withdraw from an offering at any time prior to the purchase date and receive a refund of their payroll deductions, without interest. In addition, an employee may elect to increase or decrease their payroll deduction amount once during each offering period. An employee’s rights in the ESPP are nontransferable.

No employee may purchase stock in an amount which would permit his or her rights under the ESPP to accrue at a rate which exceeds $25,000 in fair market value, determined as of the grant date, for each calendar year. In addition, no employee may purchase more than 15,000 shares in any offering period.

Acceleration

In the event of an acquisition of Powerwave, whether by merger, consolidation or asset sale, where Powerwave is not the surviving entity and provision is not made for the continuance of the ESPP and either (1) the assumption of rights granted thereunder, or (2) for the substitution of new rights covering the shares of a successor corporation, then concurrent with the effective date of such acquisition, the ESPP shall terminate and all outstanding purchase rights will be automatically exercised as if such effective date were a purchase date of the current offering period.

Changes in Capitalization of Powerwave

In the event that any other change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, reclassification of shares or other change in capital structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to the number of shares of Common Stock covered by each right under the ESPP which has been authorized but not issued.

Amendment and Termination

The ESPP shall terminate on July 31, 2017.  Since future conditions affecting Powerwave cannot be anticipated or foreseen, Powerwave reserves the right to amend, modify, or terminate the ESPP at any time. Upon termination of the ESPP, all benefits shall become payable immediately.  Notwithstanding the foregoing, no such amendment or termination shall affect any rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any participant. In addition, no amendment may be made without prior approval of the stockholders of Powerwave if such amendment would:

(a)	increase the number of shares of Powerwave Stock that may be issued under the ESPP;
(b)	materially modify the requirements as to eligibility for participation in the ESPP; or
(c)	materially increase the benefits which accrue to Participants under the ESPP.
Accounting Treatment

Share purchases made by employees under the ESPP result in a charge to Powerwave’s earnings consisting of the value of those purchase rights, determined under the Black-Scholes valuation model, plus the purchase discount. The purchase price of shares purchased in the ESPP is credited to Powerwave’s account at the time of purchase and is reflected in stockholders’ equity on Powerwave’s balance sheet.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases Common Stock under the ESPP. If an employee disposes of Common Stock purchased under the ESPP less than one year after the Common Stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Common Stock at the time of purchase and the amount paid by the employee for the Common Stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee does not dispose of the Common Stock purchased under the ESPP until at least one year after the Common Stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the Common Stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee dies before disposing of the Common Stock purchased under the ESPP, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

The Company generally will not be entitled to a deduction with respect to the Common Stock purchased by an employee under the ESPP, unless the employee disposes of the Common Stock less than one year after the Common Stock is transferred to the employee or less than two years after the offering date.

Plan Benefits

Since the number of shares purchased under the ESPP by any employee and the purchase price thereof are determined by the level of voluntary contributions by such employee and the market price of the shares in effect from time to time, Powerwave believes that it is unable to determine the number of shares that may be purchased in the future by any eligible participant or single group of employees or the purchase price thereof.

Required Vote and Recommendation of the Board of Directors

Approval of the amendment to the ESPP requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against this proposal. Broker non-votes will not be considered present and entitled to vote with respect to this proposal, and, accordingly, will have no effect on the passage of this proposal. Proxies solicited by management for which no specific direction is included will be voted “for” the amendment of the ESPP.  Should the required stockholder approval not be obtained, the ESPP amendment will not be implemented.

New Plan Benefits

The following table shows the number of Common Stock purchased during fiscal 2009 and the dollar value of such shares for each of the named executive officers, the executive officers as a group, and for all non-executive employees:

Name	Number of Shares		Dollar Value
Ronald J. Buschur	−	$	−
J. Marvin MaGee	−		−
Kevin T. Michaels	5,000		1,915
Khurram P. Sheikh	−		−
Basem Anshasi	5,000		1,915
All Executive Officers as a Group (5 persons)	10,000		3,830
All non-employee directors	−		−
All non-executive employees	722,176		280,423

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed the independent registered public accounting firm of Deloitte & Touche, certified public accountants, to audit the consolidated financial statements of Powerwave and its subsidiaries for the 2010 fiscal year.  Deloitte and Touche has audited the accounts and records of Powerwave and its subsidiaries since 1995.  If the shareholders do not ratify the appointment of Deloitte & Touche, the Board will reconsider the appointment but is not obligated to choose a different firm.

Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

ANNUAL REPORT

Powerwave’s 2009 Annual Report, including Amendment No. 1 on Form 10-K/A (without exhibits), is being forwarded to each shareholder with this Proxy Statement.  The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

EXHIBIT A – 2010 OMNIBUS INCENTIVE PLAN

Powerwave Technologies, Inc. (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2010 Omnibus Incentive Plan (the “Plan”).

1.    PURPOSE OF THE PLAN

           The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company's success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.    DEFINITIONS

    2.1.   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

    2.2.   “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

    2.3.   “Board” shall mean the board of directors of the Company.

    2.4.   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

    2.5.   “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder.  The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

    2.6.   “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities and (iii) otherwise qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

    2.7.   “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

    2.8.   “Director” shall mean a non-employee member of the Board.

    2.9.   “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

    2.10.    “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

    2.11.   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

    2.12.    “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

    2.13.    “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

    2.14.    “Limitations” shall have the meaning set forth in Section 10.5.

    2.15.    “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

    2.16.    “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

    2.17.    “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

    2.18.    “Payee” shall have the meaning set forth in Section 13.2.

    2.19.    “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

    2.20.    “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

    2.21.    “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

    2.22.    “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

    2.23.    “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

    2.24.    “Permitted Assignee” shall have the meaning set forth in Section 12.3.

    2.25.    “Prior Plans” shall mean, collectively, the Company’s 1995 Stock Option Plan, 1996 Stock Incentive Plan, 2000 Stock Option Plan, 2002 Stock Option Plan, 2005 Stock Incentive Plan and the Company’s Amended and Restated 1996 Director Stock Option Plan.

    2.26.    “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

    2.27.   “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

    2.28.    “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

    2.29.    “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

    2.30.    “Shares” shall mean the shares of common stock of the Company, par value $.0001 per share.

    2.31.    “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

    2.32.    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    2.33.    “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.    SHARES SUBJECT TO THE PLAN

    3.1.    Number of Shares.  (a)  Subject to adjustment as provided in Section 12.2, a total of  22,000,000 Shares shall be authorized for grant under the Plan.    After the effective date of the Plan (as provided in Section 13.13), no awards may be granted under any Prior Plan.

                (b)                      If  any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), the Shares subject to such Award, shall to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 3.1(d) below.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, or to satisfy any tax withholding obligation with respect to an Award, and (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with its stock settlement on exercise thereof  and (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.  If any Shares subject to an award under the Prior Plans are forfeited, or an award under the Prior Plans expires or is settled for cash (in whole or in part), the Shares subject to such awards under the Prior Plans shall not become available for Awards under the Plan.

                (c)                      Any Shares that again become available for grant pursuant to this Section shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan Shares or were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

           3.2.   Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.    ELIGIBILITY AND ADMINISTRATION

    4.1.    Eligibility.  Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

    4.2.                Administration.  (a) The Plan shall be administered by the Committee.  The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan and delegate to a stock option committee the authority to grant Options to employees below the level of senior vice president up to an amount specified in the delegation of authority; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                (b)                      Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.  A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.  Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the prior approval of the Board.

                (c)                      To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded), the Committee may delegate to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not directors or executive officers of the Company.

5.           OPTIONS

    5.1.    Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

    5.2.    Award Agreements.  All Options shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.  The terms and conditions of Options need not be the same with respect to each Participant.  Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option.  Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

    5.3.    Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant.  Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3 or a Substitute Award), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

    5.4.    Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.

    5.5.    Exercise of Options.  (a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased.  The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

                (b)                      Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration  having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing.  The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.

                (c)                      Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option.  In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

    5.6.    Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities.

    5.7.    Incentive Stock Options.  The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code.  Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 21,000,000 Shares, subject to adjustment as provided in Section 12.2.

6.           STOCK APPRECIATION RIGHTS

    6.1.    Grant and Exercise.  The Committee may provide Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

    6.2.    Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                (a)                      Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

                (b)                      The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

                (c)                      The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

                (d)                      The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate.  A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years.

                (e)                      An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day.  In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

                (f)                      Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3 or a Substitute Award)), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

7.           RESTRICTED STOCK AND RESTRICTED STOCK UNITS

    7.1.    Grants.  Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation.  The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

    7.2.    Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant

    7.3.    Rights of Holders of Restricted Stock and Restricted Stock Units.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares.  A Participant receiving a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreements; provided, however, in no event shall the Participant have voting rights with respect to such Award.  Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise (other than regular cash dividend) with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award.  Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

    7.4.    Minimum Vesting Period.  Except for Substitute Awards, the death, disability or retirement of the Participant, or special circumstances determined by the Committee, Restricted Stock Awards and Restricted Stock Unit Awards subject only to continued employment with the Company or a Subsidiary shall have a Vesting Period of not less than (i) two (2) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) six (6) months from date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of a Change in Control  (as defined in Section 11.3) or the termination of the Participant’s service with the Company and its Subsidiaries.  Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer or (ii) grants of Restricted Stock or Restricted Stock Units in payment of Performance Awards and other earned cash-based incentive compensation.  The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to (i) the minimum Vesting Period requirements in the prior sentence and (ii) the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award or Restricted Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances.  The minimum Vesting Period requirements of this Section shall not apply to Restricted Stock Awards or Restricted Stock Unit Awards granted to Directors or Consultants.

    7.5.    Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.           OTHER SHARE-BASED AWARDS

    8.1.    Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

    8.2.    Award Agreements.  The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of such Awards need not be the same with respect to each Participant.  Notwithstanding the provisions of this Section, any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

    8.3.    Minimum Vesting Period.  Except for Substitute Awards, the death, disability or retirement of the Participant, or special circumstances determined by the Committee, Other Share-Based Awards subject only to continued service with the Company or a Subsidiary shall have a Vesting Period of not less than (i) two (2) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) six (6) months from date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of a Change in Control  (as defined in Section 11.3) or the termination of the Participant’s service with the Company and its Subsidiaries.  Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer or (ii) grants of Other Share-Based Awards under Section 8.5 or in payment of Performance Awards and other earned cash-based incentive compensation.  The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to (i) the minimum Vesting Period requirements in the prior sentence and (ii) the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of an Other Share-Based Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances.  The minimum Vesting Period requirements of this Section shall not apply to Other Share-Based Awards granted to Directors or Consultants.

    8.4.    Payment.  Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

    8.5.    Deferral of Director Fees.  Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer.  In addition Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code.  The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.

9.           PERFORMANCE AWARDS

    9.1.    Grants.  Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

    9.2.    Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

    9.3.    Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award.  The amount of the Award to be distributed shall be conclusively determined by the Committee.

    9.4.    Payment.  Except as provided in Article 11 or as may be provided in an Award Agreement,  Performance Awards will be distributed only after the end of the relevant Performance Period.  Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.           CODE SECTION 162(m) PROVISIONS

    10.1.    Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

    10.2.    Performance Criteria.   If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization and pro-forma earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel.  Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.  Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

    10.3.    Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

    10.4.    Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

    10.5.    Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 3,000,000 Shares and (ii) earn more than 3,000,000 Shares with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares (collectively, the “Limitations”).  In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each 12 months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000.  If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitation (or, if denominated in cash, toward the dollar amount in the preceding sentence).

11.           CHANGE IN CONTROL PROVISIONS

    11.1.    Impact on Certain Awards.  Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed.

    11.2.    Assumption or Substitution of Certain Awards.  (a)  Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.  For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

                (b)                      Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

                (c)                      The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

    11.3.    Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

                (a)                      The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

                (b)                      A merger or consolidation in which the Company is not the surviving entity, except for (i) a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing at least fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation, or (ii) a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                (c)                      The sale, transfer or other disposition (in one transaction or a series of related transactions during the twelve (12) month period ending on the date of the most recent transaction) of all or substantially all of the assets of the Company; provided, however, transfers to a related person, within the meaning of Treasury Regulation 1.409A-3(i)(5)(vii)(B), shall not constitute a Change in Control.  For purposes of this paragraph, “substantially all” shall mean assets of the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to the applicable transaction(s);

                (d)                      Any reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities of the Company possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company immediately after such merger; or

                (e)                      The date a majority of the members of the board of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of appointment or election.

12.           GENERALLY APPLICABLE PROVISIONS

    12.1.    Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase the Limitations.  The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award.  In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant's consent.

    12.2.    Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

    12.3.    Transferability of Awards.  Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.  To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

    12.4.    Termination of Employment or Services.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise.  The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

    12.5.    Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion.  The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.  Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

13.           MISCELLANEOUS

    13.1.    Award Agreements.  Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.  The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

    13.2.    Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan.  The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes.  If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations.  The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

    13.3.    Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason.  Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship.  No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

    13.4.    Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

    13.5.    Cancellation of Award; Forfeiture of Gain.  Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion.  The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

    13.6.    Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    13.7.    Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company.  Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

    13.8.    Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    13.9.    Severability.  The provisions of the Plan shall be deemed severable.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

    13.10.    Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

    13.11.    Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

    13.12.    Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California, without reference to principles of conflict of laws, and construed accordingly.

    13.13.    Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company.  The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.  Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan.  Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

    13.14.    Foreign Employees and Consultants.  Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

    13.15.    Compliance with Section 409A of the Code.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

    13.16.    No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization (including, without limitation, the U.S. Securities and Exchange Commission (“SEC”)) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing.  In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

    13.17.    Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

EXHIBIT B – AMENDMENT TO THE COMPANY’S EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN

Article X, Section 10.1 of the Extended and Restated 1996 Employee Stock  Purchase Plan, shall be revised to read as follows:

“10.1 Limitations on Purchase of Shares.  The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 6,890,953 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.”

EXHIBIT C – PROXY CARD

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on November 2, 2010.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/tickersymbol • Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA,
US territories & Canada any time on a touch tone
telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

◆IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.◆

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.
1. Election of Directors. Authority to elect the seven (7) persons named in the Notice of Annual Meeting of Shareholders dated September 27, 2010, to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

01 - Moiz M. Beguwala 05 - David L. George		02 - Ken J. Bradley 06 - Eugene L. Goda	03 - Ronald J. Buschur 07 - Carl W. Neun	04 - John L. Clendenin
☐	Mark here to vote FOR all nominees	☐	For All EXCEPT – To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.
☐	Mark here to WITHHOLD vote from all nominees
For	Against	Abstain	For	Against	Abstain
2. To approve the adoption of Powerwave’s 2010 Omnibus Incentive Plan. To approve the adoption  of the 2010 Omnibus Incentive Plan.

4. Ratification of Appointment of Independent Auditors.  To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2010.

☐ ☐	☐ ☐	☐ ☐
3. To approve an amendment to Powerwave’s Extended and Restated 1996 Employee Stock Purchase Plan. To approve an amendment to Powerwave’s Extended and Restated 1996 Employee Stock Purchase Plan which would increase the authorized number of common shares available for sale under the plan from 1,890,953 to 6,890,953.

			☐	☐	☐
In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting.

B Non-Voting Items
Change of Address — Please print new address below.
Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
(Please date this Proxy and print and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)
Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within box.	Signature 2 - Please keep signature within box.
/ /

◆IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.◆

Proxy — POWERWAVE TECHNOLOGIES, INC.

REVOCABLE PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2010

The undersigned shareholder(s) of Powerwave Technologies, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of
Shareholders and Proxy Statement, each dated September 27, 2010, and nominates, constitutes and appoints Ronald J. Buschur and Kevin T. Michaels, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company located at 1801 E. St. Andrew Place,
Santa Ana, CA 92705, on Tuesday, November 2, 2010 at 10:00 a.m., Pacific Time, and any and all adjournments thereof, as fully with the same force and effect as the undersigned might or could do if personally present thereat, upon and in respect of the matters described herein and in accordance with the instructions on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. THE PROXY CONFERS AUTHORITY TO AND
SHALL BE VOTED “FOR” THE ELECTION OF THE SEVEN NOMINEES LISTED ON THE REVERSE SIDE AND “FOR” PROPOSALS 2, 3 AND 4
UNLESS OTHERWISE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

    • MARK, SIGN AND DATE YOUR PROXY CARD
    • DETACH YOUR PROXY CARD
    • RETURN YOUR PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED